Exhibit 99.1

THE AUDITED FINANCIAL STATEMENTS OF 26 RAFAEL SDN. BHD. AS OF AND FOR THE YEARS ENDED APRIL 30, 2025 AND 2024

Report of Independent Registered Public Accounting Firm

To the Board of Directors and

Shareholders of 26 Rafael Sdn. Bhd.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of 26 Rafael Sdn. Bhd. (the Target Company) as of April 30, 2025 and 2024 and the related statements of operations and comprehensive income, shareholders’ equity and cash flows for the years ended April 30, 2025 and 2024, and related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Target Company at April 30, 2025 and 2024, and the results of its operations and its cash flows for the years ended April 30, 2025 and 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Target Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Target Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Target Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of The Target Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Enrome LLP
Singapore
April 17, 2026

We have served as the Target Company’s auditor since 2025

F-1

26 RAFAEL SDN. BHD.

Balance Sheets

(Expressed in U.S. Dollars)

	As of April 30,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalent	$4,029,305	$4,311,269
Contract costs	5,227,325	3,802,497
Accounts receivable	536,400	640,300
Other current assets	7,686	7,661
Total current assets	9,800,716	8,761,727
Non-current assets:
Intangible assets, net	9,689,040	13,698,298
Property and equipment, net	1,781,124	2,268,961
Right-of-use asset	47,825	91,971
Total non-current assets	11,517,989	16,059,230
Total assets	$21,318,705	$24,820,957

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Contract liabilities	$7,846,200	$5,691,250
Advance from third parties	7,324,847	18,024,847
Income tax payables	1,393,783	182,836
Accrued expenses	153,476	112,263
Lease liability	45,413	44,028
Total current liabilities	16,763,719	24,055,224
Non-current liability:
Lease liability	-	45,413
Total non-current liability	-	45,413
Total liabilities	16,763,719	24,100,637

Commitments and contingencies

Shareholders’ equity
Share capital	$231	$231
Subscription receivable	(231)	(231)
Retained earnings	4,554,986	720,320
Total shareholders’ equity	4,554,986	720,320
Total liabilities and shareholders’ equity	$21,318,705	$24,820,957

The accompanying notes are an integral part of these financial statements.

F-2

26 RAFAEL SDN. BHD.

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(Expressed in U.S. Dollars)

	For the Years Ended April 30,
	2025	2024
Revenues	$25,220,500	$13,018,550
Cost of revenues	(18,432,805)	(10,871,639)
Gross profit	6,787,695	2,146,911
Operating expenses
Selling and marketing expenses	(1,316,611)	(797,235)
General and administrative expenses	(424,438)	(349,117)
Total operating expenses	(1,741,049)	(1,146,352)

Income from operations	5,046,646	1,000,559
Other expenses
Other expenses	(1,033)	(1,807)
Total other expenses	(1,033)	(1,807)

Income before income taxes	5,045,613	998,752
Income taxes	(1,210,947)	(182,836)
Net income and comprehensive income	$3,834,666	$815,916

The accompanying notes are an integral part of these financial statements.

F-3

26 RAFAEL SDN. BHD.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(Expressed in U.S. Dollars)

				(Accumulated	Total
				deficit)	shareholders’
	Ordinary shares		Subscription	Retained	equity
	Shares	Amount	receivable	earnings	(deficit)
Balance as of April 30, 2023	1,000	$231	$(231)	$(95,596)	$(95,596)
Net income for the year	-	-		815,916	815,916
Balance as of April 30, 2024	1,000	231	(231)	$720,320	$720,320
Net income for the year	-	-		3,834,666	3,834,666
Balance as of April 30, 2025	1,000	$231	$(231)	$4,554,986	$4,554,986

The accompanying notes are an integral part of these financial statements.

F-4

26 RAFAEL SDN. BHD.

STATEMENTS OF CASH FLOWS

(Expressed in U.S. Dollars)

	For the Years Ended April 30,
	2025	2024
Cash flows from operating activities:
Net income	$3,834,666	$815,916
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of right-of-use assets	44,146	40,467
Depreciation expenses	489,366	448,244
Amortization of intangible assets	4,009,258	4,009,258
Changes in operating assets and liabilities:
Contract costs	(1,424,828)	1,218,282
Accounts receivable	103,900	(558,500)
Other current assets	(25)	(7,661)
Contract liabilities	2,154,950	1,618,050
Income tax payables	1,210,947	182,836
Accrued expenses	41,213	(1,934,027)
Lease liabilities	(44,028)	(42,997)
Net cash provided by operating activities	10,419,565	5,789,868

Cash flows from investing activity:
Purchases of property and equipment	(1,529)	(2,717,205)
Net cash used in investing activity	(1,529)	(2,717,205)

Cash flows from financing activities:
Advance from third parties	-	15,100,000
Repayment of advance from third parties	(10,700,000)	(17,675,153)
Net cash used in financing activities	(10,700,000)	(2,575,153)

Net (decrease) increase in cash and cash equivalent	(281,964)	497,510
Cash and cash equivalent, beginning of the year	4,311,269	3,813,759
Cash and cash equivalent, end of the year	$4,029,305	$4,311,269

Supplemental disclosure of cash information
Cash paid for income tax	-	-

Supplemental disclosure of non-cash information
Lease liabilities arising from obtaining right-of-use assets	-	$132,439

The accompanying notes are an integral part of these financial statements.

F-5

26 Rafael Sdn, Bhd.

Notes to the Financial Statements

Note 1 - Organization and business background

On April 22, 2022, 26 Rafael Sdn. Bhd. (“The Target Company”) was incorporated under the laws of Malaysia and was owned by two individual shareholders. On September 4, 2026, 26 Rafael was reorganized as a wholly owned subsidiary of Aberfeldy Holdings Limited.

The Target Company is an AI-specialist company providing end-to-end full-cycle services designed to empower enterprises to transition seamlessly from raw data to intelligent applications. Its business is structured around five interconnected AI-related modules, together forming a closed-loop system in which data generation, model refinement, and operational feedback continuously reinforce one another. Its services are tailored to specialist industries such as healthcare, industrial manufacturing and autonomous driving.

Aberfeldy Holdings Limited was incorporated under the laws of the Republic of Seychelles on August 6, 2024 and issued 10,000 ordinary shares at US$1 each to A.I.W Corporate Services Limited and its ordinary shares was subsequently transferred to two individual shareholders on May 15, 2025.

As of April 30, 2025, details of subsidiary of Aberfeldy Holdings Limited are set out below:

	Date of	Country of	Percentage of direct	Principal
Entity	incorporation	incorporation	or indirect ownership	activities
Aberfeldy Holdings Limited	August 6, 2024	Republic of Seychelles	Parent	Holding Company
26 Rafael Sdn. Bhd.	April 22, 2022	Malaysia	100%	Data-to-AI, End-to-End Solutions

Note 2 – Summary of significant accounting policies

Basis of presentation

The accompanying financial statements have been prepared in accordance with the accounting principles generally accepted in the United States of America (“U.S. GAAP”) and applicable rules and regulations of the Securities and Exchange Commission (“SEC”). Significant accounting policies followed by The Target Company in the preparation of the accompanying financial statements are summarized below.

Use of estimates

The preparation of these financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The Target Company regularly evaluates estimates and assumptions related to long-lived assets and accounts receivable. The Target Company bases its estimates and assumptions on current facts, historical experience, and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by The Target Company may differ materially from The Target Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected. A change in accounting estimates shall be accounted for in the period of change if the change affects that period only or in the period of change and future periods if the change affects both. A change in accounting estimates shall not be accounted for by restating or retrospectively adjusting amounts reported in financial statements of prior periods or by reporting pro forma amounts for prior periods.

Foreign currency

The Target Company’s reporting currency is the U.S. Dollar (“USD”). The determination of the respective functional currency is based on the criteria set out by ASC 830, “Foreign Currency Matters”.

Transactions denominated in currencies other than in the functional currency are translated into the functional currency using the exchange rates prevailing at the transaction dates. Monetary assets and liabilities denominated in foreign currencies are translated into functional currency using the applicable exchange rates at the balance sheet date. Non-monetary items that are measured in terms of historical cost in foreign currency are re-measured using the exchange rates at the dates of the initial transactions. Exchange gains or losses arising from foreign currency transactions are included in the statements of operations and comprehensive income.

Cash and cash equivalent

Cash and cash equivalents represent cash at bank which are unrestricted as to withdrawal and use, and which have original maturities of three months or less.

Accounts receivable

Accounts receivable are recorded at the gross billing amount less an allowance for any uncollectible accounts due from the customers. Accounts receivable do not bear interest.

Since May 1, 2023, The Target Company adopted Accounting Standards Update (“ASU”) No. 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), using the modified retrospective transition method. ASU 2016-13 replaces the existing incurred loss impairment model with an expected loss methodology, which will result in more timely recognition of credit losses. Upon adoption, the Target Company changed the impairment model to utilize a forward-looking current expected credit losses (CECL) model in place of the incurred loss methodology for financial instruments measured at amortized cost and receivables resulting from the application of ASC 606, including contract assets.

The Target Company maintains an allowance for credit losses and records the allowance for credit losses as an offset to accounts receivable and the estimated credit losses charged to the allowance is classified as “General and administrative expenses” in the audited statements of operations and comprehensive income. The Target Company assesses collectability by reviewing accounts receivable on aging schedules because the accounts receivable were primarily consisted of receivables arising from provision of Data-to-AI, End-to-End Solutions services. In determining the amount of the allowance for credit losses, the considers historical collectability based on past due status, the age of the balances, current economic conditions, reasonable and supportable forecasts of future economic conditions, and other factors that may affect the Target Company’s ability to collect from customers. Delinquent account balances are written-off against the allowance for expected credit loss after management has determined that the likelihood of collection is not probable.

For the years ended April 30, 2025 and 2024, the Target Company did not provide expected credit losses against accounts receivable.

F-6

Contract costs

In accordance with ASC 340, contract costs incurred during the initial phases of the Target Company’s sales contracts are capitalized when the costs relate directly to the contract, are expected to be recovered, and generate or enhance resources to be used in satisfying the performance obligation and such deferred costs will be recognized upon the recognition of the related revenue. These costs primarily consist of labor and material costs directly related to the contract.

The Target Company performs periodic reviews to assess the recoverability of the contract costs. The carrying amount of the asset is compared to the remaining amount of consideration that the Target Company expects to receive for the services to which the asset relates, less the costs that relate directly to providing those services that have not yet been recognized. If the carrying amount is not recoverable, an impairment loss is recognized. As of April 30, 2025 and 2024, no impairment loss was recognized.

Other current assets

Other current assets are mainly prepaid expenses paid to service providers, and other deposits. Management regularly reviews the aging of such balances and changes in payment and realization trends and records allowances when management believes that the collection of amounts due is at risk. Accounts considered uncollectable are written off against allowances after exhaustive efforts at collection are made. As of April 30, 2025 and 2024, no allowance for credit losses provided against prepayments and other receivables was recorded.

Intangible assets, net

An intangible asset is recognized when it is probable that the expected future economic benefits that are attributable to the asset will flow to the entity and the cost of the asset can be measured reliably. Intangible assets are initially recognized at cost, less any accumulated amortization and any impairment losses. Changes in the expected useful life or the expected pattern of consumption of future economic benefits embodied in the asset are accounted for by changing the amortization period or method, as appropriate, and are treated as changes in accounting estimates.

The useful life of intangible assets has been assessed as follows:

Category	Useful Life
Property rights	5 years
Software	5 years
License	5 years

Amortization begins when development is complete and the asset is available for use. Development costs are amortized based on a useful life of five years.

Property and equipment

Property and equipment, net are stated at cost less accumulated depreciation and impairment, if any, and depreciated on a straight-line basis over the estimated useful lives of the assets. Cost represents the purchase price of the asset and other costs incurred to bring the asset into its intended use. Depreciation expenses are included in general and administrative expenses. Land is not depreciated since it has an indefinite useful life. Estimated useful lives are as follows:

Category	Depreciation Method	Useful Life
Furniture and fixtures	Straight line	5 years
Computer hardware	Straight line	10 years

Expenditures for maintenance and repairs, which do not materially extend the useful lives of the assets, are charged to expense as incurred. Expenditures for major renewals and betterments which substantially extend the useful life of assets are capitalized. The cost and related accumulated depreciation of assets retired or sold are removed from the respective accounts, and any gain or loss is recognized in the statements of operations and comprehensive income.

F-7

Operating leases

The Target Company accounts for operating leases following ASC 842, Leases (“Topic 842”). The Target Company, through its subsidiary, leases its offices, which are classified as operating leases in accordance with Topic 842. Operating leases are required to record in the balance sheet as right-of-use assets and lease liabilities, initially measured at the present value of the lease payments. The Target Company has elected the package of practical expedients, which allows The Target Company not to reassess (1) whether any expired or existing contracts as of the adoption date are or contain a lease, (2) lease classification for any expired or existing leases as of the adoption date, and (3) initial direct costs for any expired or existing leases as of the adoption date. The Target Company elected the short-term lease exemption for the lease terms that are 12 months or less.

At inception of a contract, The Target Company assesses whether a contract is, or contains, a lease. A contract is or contains a lease if it conveys the right to control the use of an identified asset for a period of time in exchange of a consideration. To assess whether a contract is or contains a lease, The Target Company assesses whether the contract involves the use of an identified asset, whether it has the right to obtain substantially all the economic benefits from the use of the asset and whether it has the right to control the use of the asset. The right-of-use assets and related lease liabilities are recognized at the lease commencement date. The Target Company recognizes operating lease expenses on a straight-line basis over the lease term and had no finance leases for any of the periods stated herein.

The right-of-use of asset is initially measured at cost, which comprises the initial amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred and less any lease incentive received. All right-of-use assets are reviewed for impairment annually. There was no impairment for right-of-use lease assets as of April 30, 2025 and 2024.

Impairment of long-lived assets

Long-lived assets are evaluated for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will impact the future use of the assets) indicate that the carrying value may not be fully recoverable or that the useful life is shorter than The Target Company had originally estimated. When these events occur, The Target Company evaluates the impairment by comparing the carrying value of the assets to an estimate of future undiscounted cash flows expected to be generated from the use of the assets and their eventual disposition. If the sum of the expected future undiscounted cash flows is less than the carrying value of the assets, The Target Company recognizes an impairment loss based on the excess of the carrying value of the assets over the fair value of the assets. Impairment charge recognized for the years ended April 30, 2025 and 2024 was nil.

Accrued expenses

Accrued expenses consist of liabilities for goods and services that have been received or provided but not yet paid as of the balance sheet date, including payroll and related expenses, interest, professional fees, and other operating costs. Accruals are based on management’s best estimates and are adjusted to actual amounts when the obligations are invoiced or settled.

Contract liabilities

Contract liabilities represent the cash collected upfront from the customers for customized “data-to-AI” end-to-end solutions services, while the underlying data-to-AI services have not yet been delivered to the customers by the Target Company, which is included in the presentation of contract liabilities.

Due to the generally short-term duration of the relevant contracts, all performance obligations are satisfied within one year. Where transaction prices for “data-to-AI” end-to-end solutions services are received upfront from the customers, such receipts are recorded as contract liabilities and recognized as revenues upon “data-to-AI” end-to-end solutions services delivery to the customer at the end of contract period.

Fair value of financial instruments

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be either recorded or disclosed at fair value, The Target Company considers the principal or most advantageous market in which it would transact, and it also considers assumptions that market participants would use when pricing the asset or liability.

Accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Accounting guidance establishes three levels of inputs that may be used to measure fair value:

Level 1 —	Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 —	Other inputs that are directly or indirectly observable in the marketplace.

Level 3 —	Unobservable inputs which are supported by little or no market activity.

ASC 820 describes three main approaches to measuring the fair value of assets and liabilities:

Market Approach	—	Uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities.

Income Approach	—	Uses valuation techniques to convert future amounts to a single present value, based on current market expectations about those future amounts.

Cost Approach	—	Based on the amount that would currently be required to replace an asset.

As of April 30, 2024 and 2025, the carrying values of cash and cash equivalents, accounts receivable, other current assets, advance from third parties and accrued expenses approximated their fair values reported in the balance sheets due to the short-term nature of these instruments.

Revenue recognition

Revenue represents the amount of consideration The Target Company is entitled to upon the transfer of promised goods or services in the ordinary course of The Target Company’s activities and is recorded net of VAT. The Target Company adopts the five steps for the revenue recognition: (i) identify the contracts with a customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, (iv) allocate the transaction price to the performance obligations in the contract and (v) recognize revenue when (or as) the entity satisfies a performance obligation.

F-8

Consistent with the criteria of ASC 606, Revenue from Contracts with Customers, The Target Company recognizes revenue when performance obligations are satisfied by transferring control of a promised good or service to a customer. For performance obligations that are satisfied at a point in time, The Target Company also considers the following indicators to assess whether control of a promised good or service is transferred to the customer: (i) right to payment, (ii) legal title, (iii) physical possession, (iv) significant risks and rewards of ownership and (v) acceptance of the good or service.

AI Revenue:

The Target Company generates revenue from the sale of customized “data-to-AI” end-to-end solutions (“software”) directly to customers. The Target Company is the sole legal and beneficial owner of the software, and enter into contract with its customers as a principal in the transaction. Sale of customized “data-to-AI” end-to-end solutions is considered distinct product as the product is highly integrated, interdependent, and interrelated. The customers cannot use any component on a standalone basis to obtain economic benefits. The contracts contain one single performance obligation which is to deliver one complete integrated software to its customers in exchange for consideration, the performance obligation is satisfied at a point in time when the customers obtain control upon completion and delivery of all software deliverables. The customers do not simultaneously receive and consume benefits as the Company performs, do not control the software during development, the software has no alternative use and the Target Company does not have an enforceable right to payment for partial performance. The terms of pricing and payment stipulated in the contract are fixed, without variable consideration, significant financing component, non-cash consideration, and consideration payable to customers. Upon product(s) delivered, the Target Company does not accept product returns nor refunds except for quality issue. The Target Company has obligations to make refunds when the product(s) has not been delivered. The Company usually provides one year product warranty for product(s) delivered. The Target Company recognizes revenue at a point in time when the control of the products has been transferred to customers. The transfer of control is considered complete when products have been accepted and received by customers. Amounts received in advance are recorded as contract liabilities. Contract liabilities are recognized as revenue when the products are delivered and accepted by the customer. This activity falls within the scope of ASC 606.

Principal vs Agent Consideration

The Target Company offers the customized “data-to-AI” end-to-end solutions directly to customers. The Target Company determine whether or not the Target Company is acting as the principal in the sale to the customers, which the Target Company considers in determining if revenue should be reported based on the gross or net transaction price to the customers. An entity is the principal if it controls a good or service before it is transferred to the customer. Key indicators that the Target Company use in evaluating these sales transactions include, but are not limited to, the following:

●	The underlying contract terms and conditions between the various parties to the transaction;
●	Which party is primarily responsible for fulfilling the promise to provide the specified good or service; and
●	Which party has discretion in establishing the price for the specified good or service.

Based on evaluation of the above indicators, the Target Company has discretion in establishing the price for the specified good or service and the Target Company determined that the Target Company is the principal to the customers and thus report revenue on a gross basis.

Cost of revenue

The cost of revenue consists primarily of salaries, amortization charges of intangible assets, and depreciation of property and equipment, which are directly attributable to the revenue.

Selling and marketing expenses

Selling and marketing expenses primarily consist of salaries and operating lease expenses for office, and traveling costs of sales and marketing staff.

General and administrative expenses

General and administrative expenses primarily consist of salaries and benefits for employees involved in general corporate functions, professional fees for external legal, accounting and other consulting services, travelling expenses and other general office and administrative expenses.

Employee benefit expenses

All eligible employees of the Target Company are entitled to staff welfare benefits including annual leave and sick leave.

Income taxes

The Target Company accounts for income taxes using the liability method, under which deferred income taxes are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred taxes of a change in tax rates is recognized as income or expense in the period that includes the enactment date. Valuation allowance is provided on deferred tax assets to the extent that it is more likely than not that the asset will not be realizable in the foreseeable future.

Deferred taxes are also recognized on the undistributed earnings of subsidiaries, which are presumed to be transferred to the parent company and are subject to withholding taxes, unless there is sufficient evidence to show that the subsidiary has invested or will invest the undistributed earnings indefinitely or that the earnings will be remitted in a tax-free manner.

The Target Company adopts ASC 740 “Income Taxes” which prescribes a more likely than not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures.

The Target Company did not have significant unrecognized uncertain tax positions or any unrecognized liabilities, interest or penalties associated with unrecognized tax benefit as of and for the years ended April 30, 2024 and 2025.

F-9

Comprehensive income (loss)

Comprehensive income (loss)is defined as the increase in equity of The Target Company during a period from transactions and other events and circumstances excluding transactions resulting from investments by owners and distributions to owners. Amongst other disclosures, ASC 220, Comprehensive Income, requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. For each of the periods presented, The Target Company’s comprehensive income (loss) included net income that are presented in the statements of operations and comprehensive income (loss).

Commitments and contingencies

The Target Company accrues costs associated with legal actions when such costs become probable and the amounts can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. For the years ended April 30, 2025 and 2024, The Target Company did not have any material legal claims or litigation that, individually or in the aggregate, could have a material adverse impact on The Target Company’s financial position, results of operations, or cash flows.

Segment reporting

An operating segment is a component of The Target Company that engages in business activities from which it may earn revenue and incur expenses and is identified on the basis of the internal financial reports that are provided to and regularly reviewed by The Target Company’s chief operating decision maker in order to allocate resources and assess performance of the segment.

In accordance with ASC 280, Segment Reporting, operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (the “CODM”) in deciding how to allocate resources and in assessing performance. The Target Company’s revenue segments have similar economic characteristics, and they are managed as a single business unit. The Target Company uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by The Target Company’s CODM for making operating decisions and assessing performance as the source for determining The Target Company’s reportable segments. The Target Company’s CODM reviews results when making decisions about allocating resources and assessing performance of The Target Company. The Target Company has determined that there is only one reportable operating segment.

Risks and uncertainties

The Target Company does not carry any business interruption insurance, product liability insurance, or any other insurance policy. As a result, the Target Company may incur uninsured losses, increasing the possibility that investors would lose their entire investment in the Target Company.

Concentration of credit risks

Financial instruments that potentially subject the Company to significant concentration of credit risk consist primarily of cash and cash equivalent, and accounts receivable. As of April 30, 2025 and 2024, the aggregate amounts of cash and cash equivalent of approximately $4.0 million and approximately $4.3 million, respectively, were deposited at major financial institutions located in Malaysia. In the event of bankruptcy of one of these financial institutions, the Company may not be able to recover its cash and demand deposits back in full. Management believes that these financial institutions are of high credit quality and continually monitors the credit worthiness of these financial institutions.

Accounts receivable are typically unsecured and derived from revenue earned from customers in Malaysia, Taiwan, Hong Kong and Singapore, which are exposed to credit risk. The risk is mitigated by credit evaluations. The Target Company conducts credit reviews on both its customers and suppliers as part of its ongoing monitoring process for outstanding balances. It also maintains an allowance for credit losses, and historically, actual losses have typically aligned with management’s expectations.

Recent accounting pronouncements

The Target Company considers the applicability and impact of all ASUs. Management periodically reviews new accounting standards that are issued.

In November 2024, the FASB issued ASU 2024-03, Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses, which requires that public business entities disclose additional information about specific expense categories in the notes to financial statements at interim and annual reporting periods. This ASU is effective for fiscal years beginning after December 15, 2026, and interim periods within fiscal years beginning after December 15, 2027. This ASU may be applied either on a prospective or retrospective basis. We are currently evaluating the impact of this standard on our disclosures.

In January 2025, the FASB issued ASU 2025-01, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40), which clarifies that all public business entities are required to adopt the guidance in annual reporting periods beginning after December 15, 2026, and interim periods within annual reporting periods beginning after December 15, 2027. Early adoption of Update 2024-03 is permitted.

In May 2025, the FASB issued ASU 2025-04, Compensation – Stock Compensation (Topic 718) and Revenue from Contracts with Customers (Topic 606), Clarifications to Share-Based Consideration Payable to a Customer, which revised the Master Glossary definition of the term performance condition for share-based consideration payable to a customer. The revised definition incorporates conditions (such as vesting conditions) that are based on the volume or monetary amount of a customer’s purchases (or potential purchases) of goods or services from the grantor (including over a specified period of time). The revised definition also incorporates performance targets based on purchases made by other parties that purchase the grantor’s goods or services from the grantor’s customers. The revised definition of the term performance condition cannot be applied by analogy to awards granted to employees and nonemployees in exchange for goods or services to be used or consumed in the grantor’s own operations. Although it is expected that entities will conclude that fewer awards contain service conditions, for those that are determined to have service conditions, the amendments in this Update eliminate the policy election permitting a grantor to account for forfeitures as they occur. Therefore, when measuring share-based consideration payable to a customer that has a service condition, the grantor is required to estimate the number of forfeitures expected to occur. Separate policy elections for forfeitures remain available for share-based payment awards with service conditions granted to employees and nonemployees in exchange for goods or services to be used or consumed in the grantor’s own operations. The amendments in this Update clarify that share-based consideration encompasses the same instruments as share-based payment arrangements, but the grantee does not need to be a supplier of goods or services to the grantor. Finally, the amendments in this Update clarify that a grantor should not apply the guidance in Topic 606 on constraining estimates of variable consideration to share-based consideration payable to a customer. Therefore, a grantor is required to assess the probability that an award will vest using only the guidance in Topic 718. Collectively, these changes improve the decision usefulness of a grantor’s financial statements, improve the operability of the guidance, and reduce diversity in practice for accounting for share-based consideration payable to a customer. Under the amendments in this Update, revenue recognition will no longer be delayed when an entity grants awards that are not expected to vest. This is expected to result in estimates of the transaction price that better reflect the amount of consideration to which an entity expects to be entitled in exchange for transferring promised goods or services to a customer and, therefore, more decision-useful financial reporting.

F-10

The amendments in this Update are effective for all entities for annual reporting periods (including interim reporting periods within annual reporting periods) beginning after December 15, 2026. Early adoption is permitted for all entities. The amendments in this Update permit a grantor to apply the new guidance on either a modified retrospective or a retrospective basis. When applying the amendments in this Update on a modified retrospective basis, a grantor should recognize a cumulative-effect adjustment to the opening balance of retained earnings (or other appropriate components of 4 equity or net assets in the statement of financial position) as of the beginning of the period of adoption and should not recast any financial statement information before the period of adoption. A grantor should apply the amendments as of the date of initial application to all share-based consideration payable to a customer. When applying the amendments in this Update on a retrospective basis, a grantor should recast comparative periods and recognize a cumulative-effect adjustment to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) as of the beginning of the earliest period presented. Additionally, an entity that elects to apply the guidance retrospectively should use the actual outcome, if known, of a performance condition or service condition as of the beginning of the annual reporting period of adoption for all prior-period estimates. If actual outcomes are unknown as of the beginning of the annual reporting period of adoption, an entity should use its estimate of the probability of achieving a service condition or performance condition as of the beginning of the annual reporting period of adoption for all prior-period estimates.

In September 2025, the FASB issued ASU 2025-06, “Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40) - Targeted Improvements to the Accounting for Internal-Use Software”, the amendments in this Update remove all references to prescriptive and sequential software development stages (referred to as “project stages”) throughout Subtopic 350-40. Therefore, an entity is required to start capitalizing software costs when both of the following occur: 1. Management has authorized and committed to funding the software project. 2. It is probable that the project will be completed and the software will be used to perform the function intended (referred to as the “probable-to-complete recognition threshold”). In evaluating the probable-to-complete recognition threshold, an entity is required to consider whether there is significant uncertainty associated with the development activities of the software (referred to as “significant development uncertainty”). The two factors to consider in determining whether there is significant development uncertainty are whether: 1. The software being developed has technological innovations or novel, unique, or unproven functions or features, and the uncertainty related to those technological innovations, functions, or features, if identified, have not been resolved through coding and testing. 2. The entity has determined what it needs the software to do (for example, functions or features), including whether the entity has identified or continues to substantially revise the software’s significant performance requirements. The amendments in this Update specify that the disclosures in Subtopic 360- 10, Property, Plant, and Equipment—Overall, are required for all capitalized internal-use software costs, regardless of how those costs are presented in the financial statements. Additionally, the amendments clarify that the intangibles disclosures in paragraphs 350-30-50-1 through 50-3 are not required for capitalized internal-use software costs. Furthermore, the amendments in this Update supersede the website development costs guidance and incorporate the recognition requirements for website-specific development costs from Subtopic 350-50 into Subtopic 350-40. 4 within those annual reporting periods. Early adoption is permitted as of the beginning of an annual reporting period. The amendments in this Update permit an entity to apply the new guidance using any of the following transition approaches: 1. A prospective transition approach 2. A modified transition approach that is based on the status of the project and whether software costs were capitalized before the date of adoption 3. A retrospective transition approach. Under a prospective transition approach, an entity should apply the amendments in this Update to new software costs incurred as of the beginning of the period of adoption for all projects, including in-process projects. Under a modified transition approach, an entity should apply the amendments in this Update on a prospective basis to new software costs incurred (for all projects, including costs incurred for in-process projects), except for in-process projects that, as of the date of adoption, the entity determines do not meet the capitalization requirements under the amendments but meet the capitalization requirements under current guidance. For those in-process projects, an entity should derecognize any capitalized costs through a cumulative-effect adjustment to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) as of the date of adoption. Under a retrospective transition approach, an entity should recast comparative periods and recognize a cumulative-effect adjustment to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) as of the beginning of the first period presented.

In September 2025, the FASB issued ASU 2025-07, “Derivatives and Hedging (Topic 815) and Revenue from Contracts with Customers (Topic 606) - Derivatives Scope Refinements and Scope Clarification for Share-Based Noncash Consideration from a Customer in a Revenue Contract”, the amendments in this Update exclude from derivative accounting nonexchange-traded contracts with underlyings that are based on operations or activities specific to one of the parties to the contract. However, this scope exception does not apply to (1) variables based on a market rate, market price, or market index, (2) variables based on the price or performance of a financial asset or financial liability of one of the parties to the contract, (3) contracts (or features) involving the issuer’s own equity that are evaluated under the guidance in Subtopic 815-40, Derivatives and Hedging—Contracts in Entity’s Own Equity, and (4) call options and put options on debt instruments. The amendments in this Update are effective for all entities for annual reporting periods beginning after December 15, 2026, and interim reporting periods within those annual reporting periods. Early adoption is permitted. An entity is permitted to apply the amendments in this Update either (1) prospectively to new contracts entered into on or after the date of adoption or (2) on a modified retrospective basis through a cumulative-effect adjustment to the opening balance of retained earnings as of the beginning of the annual reporting period of adoption for contracts existing as of the beginning of the annual reporting period of adoption. If an entity applies the modified retrospective transition method described in the preceding paragraph, upon adoption the entity may elect on an instrument-by-instrument basis to (1) measure contracts previously accounted for as derivatives that are no longer accounted for as derivatives in their entirety under the amendments in this Update at fair value with changes in fair value recognized in earnings and (2) stop applying the fair value option for contracts that contained embedded features that otherwise would have been bifurcated but are no longer accounted for as derivatives under the amendments in this Update.

The amendments in this Update clarify that an entity should apply the guidance in Topic 606, including the guidance on noncash consideration in paragraphs 606-10-32-21 through 32-24, to a contract with share-based noncash consideration (for example, shares, share options, or other equity instruments) from a customer for the transfer of goods or services. The guidance in other Topics (including Topic 815 on derivatives and hedging and Topic 321 on equity securities) does not apply to share-based noncash consideration from a customer for the transfer of goods or services unless and until the entity’s right to receive or retain the share-based noncash consideration is unconditional under Topic 606. The amendments in this Update are effective for all entities for annual reporting periods beginning after December 15, 2026, and interim reporting periods within those annual reporting periods. Early adoption is permitted. An entity is permitted to apply the amendments in this Update either (1) prospectively to new contracts entered into on or after the date of adoption, including modified contracts accounted for as separate contracts in accordance with paragraph 606-10-25-12, or (2) on a modified retrospective basis through a cumulative-effect adjustment to the opening balance of retained earnings as of the beginning of the annual reporting period of adoption for contracts existing as of the beginning of the annual reporting period of adoption.

In November 2025, the FASB issued ASU 2025-08, “Financial Instruments—Credit Losses (Topic 326) Purchased Loans”, the amendments in this update expand the population of acquired financial assets subject to the gross-up approach in Topic 326. In accordance with the amendments in this Update, loans (excluding credit cards) acquired without credit deterioration and deemed “seasoned” (defined below) are purchased seasoned loans and accounted for using the gross-up approach at acquisition. Specifically, after an entity determines that a loan is a non-PCD asset based on its assessment of credit deterioration experienced since origination, the entity should apply the guidance described in the amendments to determine whether the loan is seasoned and, therefore, should be accounted for using the gross-up approach. All non-PCD loans (excluding credit cards) that are acquired in a business combination are deemed seasoned. Other non-PCD loans (excluding credit cards) are seasoned if they were purchased at least 90 days after origination and the acquirer was not involved in the origination of the loans. The amendments in this Update are effective for all entities for annual reporting periods beginning after December 15, 2026, and interim reporting periods within those annual reporting periods. The amendments in this Update should be applied prospectively to loans that are acquired on or after the initial application date. Early adoption is permitted in an interim or annual reporting period in which financial statements have not yet been issued or made available for issuance. If an entity adopts the amendments in an interim reporting period, it should apply the amendments as of the beginning of that interim reporting period or the beginning of the annual reporting period that includes that interim reporting period.

F-11

In November 2025, the FASB issued ASU 2025-09, “Derivatives and Hedging (Topic 815) Hedge Accounting Improvements”, Issue 1: Similar Risk Assessment for Cash Flow Hedges - the amendments in this Update expand the hedged risks permitted to be aggregated in a group of individual forecasted transactions in a cash flow hedge by changing the requirement to designate a group of individual forecasted transactions from having a shared risk exposure to having a similar risk exposure. Entities are required to assess risk similarity both at hedge inception and on an ongoing basis. The amendments also clarify that a group of individual forecasted transactions can be considered to have a similar risk exposure if the derivative used as the hedging instrument is highly effective against each hedged risk in the group. In addition, in some cases, entities are permitted to perform an ongoing qualitative assessment of whether a group of individual forecasted transactions has a similar risk exposure. The amendments in this Update improve GAAP by expanding the hedged risks permitted to be aggregated in a group of individual forecasted transactions, thereby enabling entities to apply hedge accounting to potentially broader portfolios of forecasted transactions. Entities that aggregate larger groups of individual forecasted transactions in accordance with the amendments can achieve hedge accounting in a more efficient, cost-effective manner while reducing the risk of missed forecasts for highly effective economic hedges. Furthermore, the amendments improve operability and foster consistent application of the similar risk assessment. Therefore, an entity’s financial statements can provide more relevant information to investors about the entity’s risk management activities related to cash flow hedges of groups of forecasted transactions. 4 The amendments in this Update improve GAAP because the application of hedge accounting will not be limited by whether the execution of the nonfinancial purchase or sale transaction is in the spot or forward market. Relative to current GAAP, which limits designation of nonfinancial components to those that are contractually specified, a model based on the clearly-and-closely-related criteria permits hedge accounting for eligible components of forecasted spot-market transactions, forward-market transactions, and subcomponents of explicitly referenced components in an agreement’s pricing formula. Furthermore, the amendments also may enable entities to reduce missed forecasts for highly effective economic hedges, more closely aligning hedge accounting with the economics of entities’ risk management activities. The amendments in this Update also clarify that entities may designate a variable price component in a contract that is accounted for as a derivative as the hedged risk if all other hedge criteria are satisfied. That clarification improves GAAP because it resolves diversity in practice about whether hedge accounting may be applied in those situations and allows hedge accounting to be applied to highly effective economic hedges. Issue 4: Net Written Options as Hedging Instruments The amendments in this Update on the use of net written options as hedging instruments improve GAAP by updating the hedge accounting guidance to accommodate differences in the loan and swap markets that developed after the cessation of the London Interbank Offered Rate. Specifically, the amendments in this Update eliminate the requirement to apply the net written option test to a compound derivative comprising a swap and a written option designated as the hedging instrument in a cash flow hedge or a fair value hedge of interest rate risk. Issue 5: Foreign-Currency-Denominated Debt Instrument as Hedging Instrument and Hedged Item (Dual Hedge) The amendments in this Update eliminate the recognition and presentation mismatch related to a dual hedge strategy (that is, a hedge for which a foreign currency-denominated debt instrument is both designated as the hedging instrument in a net investment hedge and designated as the hedged item in a fair value hedge of interest rate risk). The amendments require that an entity exclude the debt instrument’s fair value hedge basis adjustment from the net 5 investment hedge effectiveness assessment. As a result, an entity immediately recognizes in earnings the gains and losses from the remeasurement of the debt instrument’s fair value hedge basis adjustment at the spot exchange rate. Entities are prohibited from applying this guidance by analogy to other circumstances. The amendments in this Update improve GAAP by enabling entities that utilize dual hedging strategies to reflect the economic offset of changes attributable to both interest rate risk and foreign exchange risk. For public business entities, the amendments in this Update are effective for annual reporting periods beginning after December 15, 2026, and interim periods within those annual reporting periods. For entities other than public business entities, the amendments are effective for annual reporting periods beginning after December 15, 2027, and interim periods within those annual reporting periods. Early adoption is permitted on any date on or after the issuance of this Update. Entities should apply the amendments in this Update on a prospective basis for all hedging relationships. An entity may elect to adopt the amendments in this Update for hedging relationships that exist as of the date of adoption. Upon adoption of the amendments in this Update, entities are permitted to modify certain critical terms of certain existing hedging relationships without dedesignating the hedge.

In December 2025, the FASB issued ASU 2025-10, “Government Grants (Topic 832) Accounting for Government Grants Received by Business Entities”, The amendments in this Update establish the accounting for a government grant received by a business entity, including guidance for (1) a grant related to an asset and (2) a grant related to income. A grant related to an asset is a government grant, or part of a government grant, that is conditioned on the purchase, construction, or acquisition of an asset (for example, a long-lived asset or inventory). A grant related to income is a government grant, or part of a government grant, other than a grant related to an asset (for example, a grant that reimburses a business entity for operating expenses). The amendments in this Update require that a government grant received by a business entity should not be recognized until: 1. It is probable that (a) a business entity will comply with the conditions attached to the grant and (b) the grant will be received. 2. A business entity meets the recognition guidance for a grant related to an asset or a grant related to income. 3 The amendments in this Update require that a grant related to an asset be recognized on the balance sheet as a business entity incurs the related costs for which the grant is intended to compensate, either as: 1. Deferred income (the deferred income approach) 2. An adjustment to the cost basis in determining the carrying amount of the asset (the cost accumulation approach). A grant related to income and a grant related to an asset for which the deferred income approach is elected should be recognized in earnings on a systematic and rational basis over the periods in which a business entity recognizes as expenses the costs for which the grant is intended to compensate. When a business entity elects the cost accumulation approach for a grant related to an asset, there is no separate subsequent recognition of the government grant proceeds in earnings. The carrying amount of the asset that reflects the government grant proceeds would be used to determine depreciation or other subsequent accounting for that asset. The amendments in this Update require that a business entity present a grant related to income and a grant related to an asset for which the deferred income approach is elected as part of earnings either (1) separately under a general heading such as other income or (2) deducted from the related expense. In addition, the amendments in this Update require, consistent with current disclosure requirements, that a business entity provide disclosures, including the nature of the government grant received, the accounting policies used to account for the grant, and significant terms and conditions of the grant. 5 Under a modified prospective approach, prior-period results should not be restated and there is no cumulative-effect adjustment. 2. A modified retrospective approach to both: a. Government grants that are entered into on or after the beginning of the earliest period presented b. Government grants that are not complete as of the beginning of the earliest period presented. A government grant is complete when substantially all of the government grant proceeds have been recognized before the beginning of the earliest period presented. Under a modified retrospective approach, all prior period results should be restated for government grants that are not complete as of the beginning of the earliest period presented through a cumulative-effect adjustment to the opening balance of retained earnings as of the beginning of the earliest period presented. 3. A retrospective approach to all government grants through a cumulative effect adjustment to the opening balance of retained earnings as of the beginning of the earliest period presented.

In December 2025, the FASB issued ASU 2025-11, “Interim Reporting (Topic 270) Narrow-Scope Improvements”, the amendments in this Update clarify interim disclosure requirements and the applicability of Topic 270. The amendments in this Update result in a comprehensive list of interim disclosures that are required by GAAP. In developing the list of disclosures required by other Topics, the Board focused on identifying the interim disclosures that are currently required under GAAP. The objective of the amendments is to provide clarity about the current requirements, rather than evaluate whether to expand or reduce interim disclosure requirements. The amendments in this Update also include a disclosure principle that requires entities to disclose events since the end of the last annual reporting period that have a material impact on the entity. The intent of the disclosure principle, which is modeled after a previous SEC disclosure requirement, is to help entities determine whether disclosures not specified in Topic 270 should be provided in interim reporting periods. The amendments in this Update also clarify the applicability of Topic 270, the types of interim reporting, and the form and content of interim financial statements in accordance with GAAP. The Board expects that these clarifications will enhance consistency in interim reporting for all entities. The Board considers the amendments in this Update to be necessary to reflect the development of interim reporting over time. The amendments in this Update are effective for interim reporting periods within annual reporting periods beginning after December 15, 2027, for public business entities and for interim reporting periods within annual reporting 3 periods beginning after December 15, 2028, for entities other than public business entities. Early adoption is permitted for all entities. The amendments in this Update can be applied either (1) prospectively or (2) retrospectively to any or all prior periods presented in the financial statements.

F-12

In December 2025, the FASB issued ASU 2025-12, “Codification Improvements”, thirty-three issues are addressed in this Update. Generally, the amendments in this Update are not intended to result in significant changes for most entities. However, the Board recognizes that changes to guidance may result in accounting changes for some entities. Therefore, the Board is providing transition guidance for the amendments. The amendments in this Update are effective for all entities for annual reporting periods beginning after December 15, 2026, and interim reporting periods within those annual reporting periods. 12 Early adoption is permitted in both interim and annual reporting periods in which financial statements have not yet been issued or made available for issuance. If an entity adopts the amendments in this Update in an interim period, it must adopt them as of the beginning of the annual reporting period that includes that interim reporting period. An entity may elect to early adopt the amendments on an issue-by-issue basis. For example, an entity may decide to early adopt certain amendments and adopt the remaining amendments at the effective date. An entity should apply the amendments in this Update (except for the amendments to Topic 260, Earnings Per Share, related to Issue 4) using one of the following transition methods: 1. Prospectively to all transactions recognized on or after the date that the entity first applies the amendments 2. Retrospectively to the beginning of the earliest comparative period presented. An entity should adjust the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) as of the beginning of the earliest comparative period presented. An entity may elect the transition method on an issue-by-issue basis. For example, it may apply certain amendments prospectively while applying others retrospectively. For the amendments in this Update to Topic 260 (that is, Issue 4), an entity should apply the amendments retrospectively to each prior reporting period presented in the period of adoption.

The Target Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on The Target Company’s financial position, statements of operations, cash flows, and disclosures.

Note 3 – Accounts receivable

Accounts receivable consisted of the following:

	As of	As of
	April 30,	April 30,
	2025	2024
Accounts receivable	$536,400	$640,300

As of April 30, 2025 and 2024, allowance for credit loss was nil and nil, respectively.

Note 4 – Intangible assets, net

Intangible assets, net, consisted of the following:

	As of	As of
	April 30,	April 30,
	2025	2024
Intangible assets	$20,046,290	$20,046,290
Accumulated amortization	(10,357,250)	(6,347,992)
Intangible assets, net	$9,689,040	$13,698,298

Amortization expense was $4,009,258 and $4,009,258 for the years ended April 30, 2025 and 2024, respectively.

Estimated future amortization expense is as follows:

Amortization
For the year ending April 30,	expense
2026	$4,009,258
2027	4,009,258
2028	1,670,524
Total	$9,689,040

Note 5 – Property and equipment, net

Property and equipment, net, consisted of the following:

	As of	As of
	April 30,	April 30,
	2025	2024
Computer hardware	$2,710,295	$2,710,295
Furniture and fixtures	8,439	6,910
Sub-total	2,718,734	2,717,205
Accumulated depreciation	(937,610)	(448,244)
Property and equipment, net	$1,781,124	$2,268,961

Depreciation expense for the years ended April 30, 2025 and 2024 amounted to $489,366 and $448,244, respectively.

Note 6 – Operating lease as lessee

Effective on October 1, 2022, The Target Company adopted ASU No. 2016-02, Leases (Topic 842) using the alternative transition approach which allowed The Target Company to continue to apply the guidance under the lease standard in effect at the time in the comparative periods presented. Upon adoption, The Target Company recorded operating lease right-of-use assets and corresponding operating lease liabilities of nil and nil, respectively with no impact on retained earnings. Financial position for reporting periods beginning on or after October 1, 2022, are presented under the new guidance, while prior period amounts are not adjusted and continue to be reported in accordance with previous guidance.

F-13

As of April 30, 2025 and 2024, the remaining lease term was 1.1 years and 2.1 years, respectively. The Target Company’s lease agreements do not provide a readily determinable implicit rate nor is it available to The Target Company from its lessors. Instead, The Target Company estimates its incremental borrowing rate based on long-term interest rates published by Bank Negara in order to discount lease payments to present value. The discount rate of The Target Company’s operating leases was 3.1% per annum and 3.1% per annum as of April 30, 2025 and 2024, respectively.

Supplemental information related to operating leases from The Target Company’s operations was as follows:

A summary of lease cost is as follows:

	For the Year Ended April 30, 2025	For the Year Ended April 30, 2024
Amortization of right-of-use asset	$44,146	$40,467
Interest on lease liability	$2,032	$3,062

	As of	As of
	April 30,	April 30,
	2025	2024
Right-of-use asset	$47,825	$91,971

Lease liability, current	45,413	44,028
Lease liability, non-current	-	45,413
Total lease liability	$45,413	$89,441

The following table presents maturity of lease liability as of April 30, 2025:

As of
April 30,
Twelve months ending April 30,	2025
2026	$46,060
Total future minimum lease payments	46,060
Less: imputed interest	(647)
Total	$45,413

F-14

Note 7 — Contract costs and liabilities

Contract costs

Contract costs consist of costs to obtain and fulfill a contract. Costs to fulfill a contract primarily consist of salaries and related costs, amortization of intangible assets, and depreciation of property and equipment in developing customized “data-to-AI” end-to-end solutions to customers for which such costs are expected to be recovered under existing contracts. Contract costs are recognized as cost of revenue upon transfer of the customized “data-to-AI” end-to-end solutions to customers.

Movement of contract costs were as follows:

	For the Years Ended April 30,
	2025	2024
Beginning	$3,802,497	$5,020,779
Cost of revenues	(18,432,805)	(10,871,639)
Costs accumulation	19,857,633	9,653,357
Ending	$5,227,325	$3,802,497

Contract liabilities

The following table provides information about The Target Company’s contract liabilities arising from contracts with customers.

	For the Years Ended April 30,
	2025	2024
Beginning	$5,691,250	$4,065,000
Revenues	(25,220,500)	(13,018,550)
Collections from customers	27,375,450	14,644,800
Ending	$7,846,200	$5,691,250

The Target Company’s remaining performance obligations represents the amount of the transaction price for which service has not been performed. As of April 30, 2025, the aggregate amount of the transaction price allocated for the remaining performance obligations amounted to $7,846,200. The Target Company expects to recognize revenue of $7,846,200 arising from contract liabilities as of April 30, 2025, for the financial year ending April 30, 2026.

Note 8 – Advance from third parties

Advance from third parties represent non-interest bearing working capital provided by third parties with no security provided, with no fixed term of repayment, and non-trade in nature. As of January 31, 2026, The Target Company fully repaid advance from third parties.

Note 9 – Income taxes

Malaysia

26 Rafael Sdn. Bhd, the Target Company is subject to Malaysia Corporate tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Malaysia tax laws. The standard corporate income tax rate in Malaysia is 24%. However, as the fulfilled conditions where it has paid-up capital of MYR 2.5 million or less, and gross income from business operations is not more than MYR 50 million, the tax rate is 17% on the first MYR 600,000 and 24% on amount exceeding MYR 600,000. For the years ended April 30, 2025 and 2024, the domestic tax rate applicable for the Target Company in Malaysia is 24%.

The income tax expenses consisted of the following components:

	For the Years Ended April 30,
	2025	2024
Current income tax expenses	$1,210,947	$182,836
Total income tax expenses	$1,210,947	$182,836

A reconciliation of The Target Company’s Malaysia statutory tax rate to the effective income tax rate during the periods is as follows:

	For the Years Ended April 30,
	2025	2024
Income tax expense with Malaysia statutory tax rate	24.0%	24.0%
Changes of deferred tax assets valuation allowances	-	(5.7)%
Effective income tax rate	24.0%	18.3%

Uncertain tax positions

The Malaysia tax authorities conduct periodic and ad hoc tax filing reviews on business enterprises operating in Malaysia after those enterprises complete their relevant tax filings. In general, the Malaysia tax authorities have up to five years to conduct examinations of the tax filings of The Target Company’s Malaysia entity. It is therefore uncertain as to whether the Malaysia tax authorities may take different views about The Target Company’s tax filings, which may lead to additional tax liabilities.

The Target Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of April 30, 2025 and 2024, The Target Company did not have any significant unrecognized uncertain tax positions.

F-15

Note 10 – Shareholders’ equity

The Target Company was incorporated under the laws of Malaysia on April 22, 2022 with registered capital of 1,000 ordinary shares with a par value of RM1 Malaysia Ringgit each.

Note 11 – Segment reporting

An operating segment is a component of The Target Company that engages in business activities from which it may earn revenues and incur expenses, and is identified on the basis of the internal financial reports that are provided to and regularly reviewed by The Target Company’s chief operating decision maker in order to allocate resources and assess performance of the segment.

In accordance with ASC 280, Segment Reporting, operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (“CODM”), or decision making group, in deciding how to allocate resources and in assessing performance. The Target Company uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by The Target Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining The Target Company’s reportable segments. Management, including the chief operating decision maker, reviews operation results by the revenue of different services. The Target Company is an AI-specialist company providing end-to-end full-cycle services designed to empower enterprises to transition seamlessly from raw data to intelligent applications. Its business is structured around five interconnected AI-related modules, together forming a closed-loop system in which data generation, model refinement, and operational feedback continuously reinforce one another. Based on management’s assessment, The Target Company has determined that it has a single reportable segment as defined by ASC 280.

Revenue by geographical segment for the years ended April 30, 2025, and 2024:

	For the Years Ended April 30,
	2025	2024
Malaysia	$8,869,500	$6,565,700
Taiwan	7,280,000	4,728,350
Hong Kong	5,982,500	882,000
Singapore	3,088,500	842,500
Total	$25,220,500	$13,018,550

As of April 30, 2025 and 2024, The Target Company’s long-lived assets are located in Malaysia.

Note 12 – Concentrations of risk

For the year ended April 30, 2025, six major customers accounted for approximately 16.0%, 15.1%, 12.8%, 12.8%, 12.2%, and 10.8% of The Target Company’s total revenue. For the year ended April 30, 2024, four major customers accounted for approximately 32.1%, 25.4%, 10.9%, and 10.1% of The Target Company’s total revenue.

As of April 30, 2025, three customers accounted for approximately 42.6%, 37.3% and 20.1% of The Target Company’s accounts receivable balance. As of April 30, 2024, two customers accounted for approximately 53.2%, and 46.8% of The Target Company’s accounts receivable balance

F-16

No single supplier accounted for 10% or more of the total purchases for the years ended April 30, 2025 and 2024.

Note 13 – Related party transactions

As of and for the years ended April 30, 2025 and 2024, The Target Company do not have any related party transaction and balance.

Note 14 – Commitment and contingencies

Operating lease commitment

As of April 30, 2025, the Target Company did not have any other operating lease commitment.

Capital commitment

As of April 30, 2025, The Target Company did not have any capital commitment.

Contingencies

From time to time, the Target Company may be involved in various legal proceedings and claims in the ordinary course of business. The Target Company currently is not aware of any legal proceedings or claims that it believes will have, individually or in the aggregate, a material adverse effect on its business, financial condition, operating results, or cash flows.

Note 15 – Subsequent events

On January 30, 2026, AiRWA Inc. (the “Company” or “AiRWA”) entered into a share purchase agreement (the “Share Purchase Agreement”) with various sellers (the “Sellers”) to acquire all the share capital of Aberfeldy Holdings Limited (the “Target” or “Aberfeldy”), a Seychelles holding company owning 100% of 26 Rafael Sdn. Bhd., a Malaysian operating company (the “Target Subsidiary”), for $140,000,000 (the “Consideration”), payable in cash (the “Transaction”).

The Target Subsidiary is an AI-specialist company providing end-to-end full-cycle services designed to empower enterprises to transition seamlessly from raw data to intelligent applications. Its business is structured around five interconnected AI-related modules, together forming a closed-loop system in which data generation, model refinement, and operational feedback continuously reinforce one another. Its services are tailored to specialist industries such as healthcare, industrial manufacturing and autonomous driving. The Target Subsidiary recorded approximately $27 million of revenue over its most recent financial year.

Pursuant to the Share Purchase Agreement, The Target Company agreed to purchase, and the Sellers agreed to sell, 10,000 ordinary shares of the Target, representing all of the issued and outstanding ordinary shares of the Target, for the Consideration. The Transaction closed on January 30, 2026.

F-18

THE UNAUDITED FINANCIAL STATEMENTS OF 26 RAFAEL SDN. BHD. AS OF AND FOR THE PERIOD ENDED JANUARY 31, 2026

F-19

26 RAFAEL SDN. BHD.

Balance Sheets

(Unaudited)

(Expressed in U.S. Dollars)

As of
January 31,
2026
ASSETS
Current assets:
Cash	$11,877,975
Contract costs	2,721,877
Accounts receivable	1,007,800
Other current assets	7,646
Total current assets	15,615,298
Non-current assets:
Intangible assets, net	6,682,097
Property and equipment, net	1,603,306
Right-of-use asset	15,353
Total non-current assets	8,300,756
Total assets	$23,916,054

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Contract liabilities	$6,401,000
Income tax payables	4,124,691
Accrued expenses	175,988
Lease liability	11,515
Total current liabilities	10,713,194

Total liabilities	10,713,194

Commitments and contingencies

Shareholders’ equity
Share capital	$231
Subscription receivable	(231)
Retained earnings	13,202,860
Total shareholders’ equity	13,202,860
Total liabilities and shareholders’ equity	$23,916,054

The accompanying notes are an integral part of these financial statements.

F-20

26 RAFAEL SDN. BHD.

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(Unaudited)

(Expressed in U.S. Dollars)

	For the Three	For the Nine
	Months	Months
	January 31,	January 31,
	2026	2026

Revenues	$8,622,100	$27,448,400
Cost of revenues	(1,063,296)	(14,352,837)
Gross profit	7,558,804	13,095,563
Operating expenses
Selling and marketing expenses	(453,208)	(1,369,601)
General and administrative expenses	(120,503)	(348,709)
Total operating expenses	(573,711)	(1,718,310)

Income from operations	6,985,093	11,377,253
Other income
Other income	879	1,529
Total other income	879	1,529

Income before income taxes	6,985,972	11,378,782
Income taxes	(1,676,633)	(2,730,908)
Net income and comprehensive income	$5,309,339	$8,647,874

The accompanying notes are an integral part of these financial statements.

F-21

26 RAFAEL SDN. BHD.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE NINE MONTHS PERIOD ENDED JANUARY 31, 2026

FOR THE THREE MONTHS PERIOD ENDED JANUARY 31, 2026

(Unaudited)

(Expressed in U.S. Dollars)

					Total
	Ordinary shares		Subscription	Retained	shareholders’
	Shares	Amount	receivable	earnings	equity
Balance as of November 30, 2025	1,000	$231	$(231)	$7,893,521	$7,893,521
Net income for the period	-	-	-	5,309,339	5,309,339
Balance as of January 31, 2026	1,000	$231	$(231)	$13,202,860	$13,202,860

Balance as of April 30, 2025	1,000	$231	$(231)	$4,554,986	$4,554,986
Net income for the period	-	-	-	8,647,874	8,647,874
Balance as of January 31, 2026	1,000	$231	$(231)	$13,202,860	$13,202,860

The accompanying notes are an integral part of these financial statements.

F-22

26 RAFAEL SDN. BHD.

STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS PERIOD ENDED JANUARY 31, 2026

(Unaudited)

(Expressed in U.S. Dollars)

Cash flows from operating activities:
Net income	$8,647,874
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of right-of-use asset	32,472
Depreciation expenses	177,818
Amortization of intangible assets	3,006,943
Changes in operating assets and liabilities:
Contract costs	2,505,448
Accounts receivable	(471,400)
Other current assets	40
Contract liabilities	(1,445,200)
Income tax payables	2,730,908
Accrued expenses	22,512
Lease liability	(33,898)
Net cash provided by operating activities	15,173,517

Cash flows from financing activity:
Repayment of advance from third parties	(7,324,847)
Net cash used in financing activity	(7,324,847)

Net increase in cash	7,848,670
Cash, beginning of the period	4,029,305
Cash, end of the year	$11,877,975

Supplemental disclosure of cash information
Cash paid for income tax	-

The accompanying notes are an integral part of these financial statements.

F-23

26 Rafael Sdn, Bhd.

Notes to the Financial Statements

Note 1 - Organization and business background

On April 22, 2022, 26 Rafael Sdn. Bhd. (“The Target Company”) was incorporated under the laws of Malaysia and was owned by two individual shareholders. On September 4, 2026, 26 Rafael was reorganized as a wholly owned subsidiary of Aberfeldy Holdings Limited.

The Target Company is an AI-specialist company providing end-to-end full-cycle services designed to empower enterprises to transition seamlessly from raw data to intelligent applications. Its business is structured around five interconnected AI-related modules, together forming a closed-loop system in which data generation, model refinement, and operational feedback continuously reinforce one another. Its services are tailored to specialist industries such as healthcare, industrial manufacturing and autonomous driving.

Aberfeldy Holdings Limited was incorporated under the laws of the Republic of Seychelles on August 6, 2024 and issued 10,000 ordinary shares at US$1 each to A.I.W Corporate Services Limited and its ordinary shares was subsequently transferred to two individual shareholders on May 15, 2025.

As of April 30, 2025, details of subsidiary of Aberfeldy Holdings Limited are set out below:

	Date of	Country of	Percentage of direct	Principal
Entity	incorporation	incorporation	or indirect ownership	activities
Aberfeldy Holdings Limited	August 6, 2024	Republic of Seychelles	Parent	Holding Company
26 Rafael Sdn. Bhd.	April 22, 2022	Malaysia	100%	Data-to-AI, End-to-End Solutions

Note 2 – Summary of significant accounting policies

Basis of presentation

The accompanying financial statements have been prepared in accordance with the accounting principles generally accepted in the United States of America (“U.S. GAAP”) and applicable rules and regulations of the Securities and Exchange Commission (“SEC”). Significant accounting policies followed by The Target Company in the preparation of the accompanying financial statements are summarized below.

Use of estimates

The preparation of these financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The Target Company regularly evaluates estimates and assumptions related to long-lived assets and accounts receivable. The Target Company bases its estimates and assumptions on current facts, historical experience, and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by The Target Company may differ materially from The Target Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected. A change in accounting estimates shall be accounted for in the period of change if the change affects that period only or in the period of change and future periods if the change affects both. A change in accounting estimates shall not be accounted for by restating or retrospectively adjusting amounts reported in financial statements of prior periods or by reporting pro forma amounts for prior periods.

Foreign currency

The Target Company’s reporting currency is the U.S. Dollar (“USD”). The determination of the respective functional currency is based on the criteria set out by ASC 830, “Foreign Currency Matters”.

Transactions denominated in currencies other than in the functional currency are translated into the functional currency using the exchange rates prevailing at the transaction dates. Monetary assets and liabilities denominated in foreign currencies are translated into functional currency using the applicable exchange rates at the balance sheet date. Non-monetary items that are measured in terms of historical cost in foreign currency are re-measured using the exchange rates at the dates of the initial transactions. Exchange gains or losses arising from foreign currency transactions are included in the statements of operations and comprehensive income.

Cash

Cash and cash equivalents represent cash at bank which are unrestricted as to withdrawal and use, and which have original maturities of three months or less.

Accounts receivable

Accounts receivable are recorded at the gross billing amount less an allowance for any uncollectible accounts due from the customers. Accounts receivable do not bear interest.

Since May 1, 2023, The Target Company adopted Accounting Standards Update (“ASU”) No. 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), using the modified retrospective transition method. ASU 2016-13 replaces the existing incurred loss impairment model with an expected loss methodology, which will result in more timely recognition of credit losses. Upon adoption, the Target Company changed the impairment model to utilize a forward-looking current expected credit losses (CECL) model in place of the incurred loss methodology for financial instruments measured at amortized cost and receivables resulting from the application of ASC 606, including contract assets.

The Target Company maintains an allowance for credit losses and records the allowance for credit losses as an offset to accounts receivable and the estimated credit losses charged to the allowance is classified as “General and administrative expenses” in the audited statements of operations and comprehensive income. The Target Company assesses collectability by reviewing accounts receivable on aging schedules because the accounts receivable were primarily consisted of receivables arising from provision of Data-to-AI, End-to-End Solutions services. In determining the amount of the allowance for credit losses, the considers historical collectability based on past due status, the age of the balances, current economic conditions, reasonable and supportable forecasts of future economic conditions, and other factors that may affect the Target Company’s ability to collect from customers. Delinquent account balances are written-off against the allowance for expected credit loss after management has determined that the likelihood of collection is not probable.

For the nine months period ended January 31, 2026, the Target Company did not provide expected credit losses against accounts receivable.

F-24

Contract costs

In accordance with ASC 340, contract costs incurred during the initial phases of the Target Company’s sales contracts are capitalized when the costs relate directly to the contract, are expected to be recovered, and generate or enhance resources to be used in satisfying the performance obligation and such deferred costs will be recognized upon the recognition of the related revenue. These costs primarily consist of labor and material costs directly related to the contract.

The Target Company performs periodic reviews to assess the recoverability of the contract costs. The carrying amount of the asset is compared to the remaining amount of consideration that the Target Company expects to receive for the services to which the asset relates, less the costs that relate directly to providing those services that have not yet been recognized. If the carrying amount is not recoverable, an impairment loss is recognized. As of January 31, 2026, no impairment loss was recognized.

Other current assets

Other current assets are mainly prepaid expenses paid to service providers, and other deposits. Management regularly reviews the aging of such balances and changes in payment and realization trends and records allowances when management believes that the collection of amounts due is at risk. Accounts considered uncollectable are written off against allowances after exhaustive efforts at collection are made. As of April 30, 2025 and 2024, no allowance for credit losses provided against prepayments and other receivables was recorded.

Intangible assets, net

An intangible asset is recognized when it is probable that the expected future economic benefits that are attributable to the asset will flow to the entity and the cost of the asset can be measured reliably. Intangible assets are initially recognized at cost, less any accumulated amortization and any impairment losses. Changes in the expected useful life or the expected pattern of consumption of future economic benefits embodied in the asset are accounted for by changing the amortization period or method, as appropriate, and are treated as changes in accounting estimates.

The useful life of intangible assets has been assessed as follows:

Category	Useful Life
Property rights	5 years
Software	5 years
License	5 years

Amortization begins when development is complete and the asset is available for use. Development costs are amortized based on a useful life of five years.

Property and equipment

Property and equipment, net are stated at cost less accumulated depreciation and impairment, if any, and depreciated on a straight-line basis over the estimated useful lives of the assets. Cost represents the purchase price of the asset and other costs incurred to bring the asset into its intended use. Depreciation expenses are included in general and administrative expenses. Land is not depreciated since it has an indefinite useful life. Estimated useful lives are as follows:

Category	Depreciation Method	Useful Life
Furniture and fixtures	Straight line	5 years
Computer hardware	Straight line	10 years

Expenditures for maintenance and repairs, which do not materially extend the useful lives of the assets, are charged to expense as incurred. Expenditures for major renewals and betterments which substantially extend the useful life of assets are capitalized. The cost and related accumulated depreciation of assets retired or sold are removed from the respective accounts, and any gain or loss is recognized in the statements of operations and comprehensive income.

F-25

Operating leases

The Target Company accounts for operating leases following ASC 842, Leases (“Topic 842”). The Target Company, through its subsidiary, leases its offices, which are classified as operating leases in accordance with Topic 842. Operating leases are required to record in the balance sheet as right-of-use asset and lease liabilities, initially measured at the present value of the lease payments. The Target Company has elected the package of practical expedients, which allows The Target Company not to reassess (1) whether any expired or existing contracts as of the adoption date are or contain a lease, (2) lease classification for any expired or existing leases as of the adoption date, and (3) initial direct costs for any expired or existing leases as of the adoption date. The Target Company elected the short-term lease exemption for the lease terms that are 12 months or less.

At inception of a contract, The Target Company assesses whether a contract is, or contains, a lease. A contract is or contains a lease if it conveys the right to control the use of an identified asset for a period of time in exchange of a consideration. To assess whether a contract is or contains a lease, The Target Company assesses whether the contract involves the use of an identified asset, whether it has the right to obtain substantially all the economic benefits from the use of the asset and whether it has the right to control the use of the asset. The right-of-use asset and related lease liabilities are recognized at the lease commencement date. The Target Company recognizes operating lease expenses on a straight-line basis over the lease term and had no finance leases for any of the periods stated herein.

The right-of-use of asset is initially measured at cost, which comprises the initial amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred and less any lease incentive received. All right-of-use asset are reviewed for impairment annually. There was no impairment for right-of-use lease assets as of January 31, 2026.

Impairment of long-lived assets

Long-lived assets are evaluated for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will impact the future use of the assets) indicate that the carrying value may not be fully recoverable or that the useful life is shorter than The Target Company had originally estimated. When these events occur, The Target Company evaluates the impairment by comparing the carrying value of the assets to an estimate of future undiscounted cash flows expected to be generated from the use of the assets and their eventual disposition. If the sum of the expected future undiscounted cash flows is less than the carrying value of the assets, The Target Company recognizes an impairment loss based on the excess of the carrying value of the assets over the fair value of the assets. Impairment charge recognized for the years ended April 30, 2025 and 2024 was nil.

Accrued expenses

Accrued expenses consist of liabilities for goods and services that have been received or provided but not yet paid as of the balance sheet date, including payroll and related expenses, interest, professional fees, and other operating costs. Accruals are based on management’s best estimates and are adjusted to actual amounts when the obligations are invoiced or settled.

Contract liabilities

Contract liabilities represent the cash collected upfront from the customers for customized “data-to-AI” end-to-end solutions services, while the underlying data-to-AI services have not yet been delivered to the customers by the Target Company, which is included in the presentation of contract liabilities.

Due to the generally short-term duration of the relevant contracts, all performance obligations are satisfied within one year. Where transaction prices for “data-to-AI” end-to-end solutions services are received upfront from the customers, such receipts are recorded as contract liabilities and recognized as revenues upon “data-to-AI” end-to-end solutions services delivery to the customer at the end of contract period.

Fair value of financial instruments

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be either recorded or disclosed at fair value, The Target Company considers the principal or most advantageous market in which it would transact, and it also considers assumptions that market participants would use when pricing the asset or liability.

Accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Accounting guidance establishes three levels of inputs that may be used to measure fair value:

Level 1 —	Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 —	Other inputs that are directly or indirectly observable in the marketplace.

Level 3 —	Unobservable inputs which are supported by little or no market activity.

ASC 820 describes three main approaches to measuring the fair value of assets and liabilities:

Market Approach	—	Uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities.

Income Approach	—	Uses valuation techniques to convert future amounts to a single present value, based on current market expectations about those future amounts.

Cost Approach	—	Based on the amount that would currently be required to replace an asset.

As of January 31, 2026, the carrying values of cash and cash equivalents, accounts receivable, other current assets, advance from third parties and accrued expenses approximated their fair values reported in the balance sheets due to the short-term nature of these instruments.

F-26

Revenue recognition

Revenue represents the amount of consideration The Target Company is entitled to upon the transfer of promised goods or services in the ordinary course of The Target Company’s activities and is recorded net of VAT. The Target Company adopts the five steps for the revenue recognition: (i) identify the contracts with a customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, (iv) allocate the transaction price to the performance obligations in the contract and (v) recognize revenue when (or as) the entity satisfies a performance obligation.

Consistent with the criteria of ASC 606, Revenue from Contracts with Customers, The Target Company recognizes revenue when performance obligations are satisfied by transferring control of a promised good or service to a customer. For performance obligations that are satisfied at a point in time, The Target Company also considers the following indicators to assess whether control of a promised good or service is transferred to the customer: (i) right to payment, (ii) legal title, (iii) physical possession, (iv) significant risks and rewards of ownership and (v) acceptance of the good or service.

AI Revenue:

The Target Company generates revenue from the sale of customized “data-to-AI” end-to-end solutions (“software”) directly to customers. The Target Company is the sole legal and beneficial owner of the software, and enter into contract with its customers as a principal in the transaction. Sale of customized “data-to-AI” end-to-end solutions is considered distinct product as the product is highly integrated, interdependent, and interrelated. The customers cannot use any component on a standalone basis to obtain economic benefits. The contracts contain one single performance obligation which is to deliver one complete integrated software to its customers in exchange for consideration, the performance obligation is satisfied at a point in time when the customers obtain control upon completion and delivery of all software deliverables. The customers do not simultaneously receive and consume benefits as the Company performs, do not control the software during development, the software has no alternative use and the Target Company does not have an enforceable right to payment for partial performance. The terms of pricing and payment stipulated in the contract are fixed, without variable consideration, significant financing component, non-cash consideration, and consideration payable to customers. Upon product(s) delivered, the Target Company does not accept product returns nor refunds except for quality issue. The Target Company has obligations to make refunds when the product(s) has not been delivered. The Company usually provides one year product warranty for product(s) delivered. The Target Company recognizes revenue at a point in time when the control of the products has been transferred to customers. The transfer of control is considered complete when products have been accepted and received by customers. Amounts received in advance are recorded as contract liabilities. Contract liabilities are recognized as revenue when the products are delivered and accepted by the customer. This activity falls within the scope of ASC 606.

Principal vs Agent Consideration

The Target Company offers the customized “data-to-AI” end-to-end solutions directly to customers. The Target Company determine whether or not the Target Company is acting as the principal in the sale to the customers, which the Target Company considers in determining if revenue should be reported based on the gross or net transaction price to the customers. An entity is the principal if it controls a good or service before it is transferred to the customer. Key indicators that the Target Company use in evaluating these sales transactions include, but are not limited to, the following:

●	The underlying contract terms and conditions between the various parties to the transaction;
●	Which party is primarily responsible for fulfilling the promise to provide the specified good or service; and
●	Which party has discretion in establishing the price for the specified good or service.

Based on evaluation of the above indicators, the Target Company has discretion in establishing the price for the specified good or service and the Target Company determined that the Target Company is the principal to the customers and thus report revenue on a gross basis.

Cost of revenue

The cost of revenue consists primarily of salaries, amortization charges of intangible assets, and depreciation of property and equipment, which are directly attributable to the revenue.

Selling and marketing expenses

Selling and marketing expenses primarily consist of salaries and operating lease expenses for office, and traveling costs of sales and marketing staff.

General and administrative expenses

General and administrative expenses primarily consist of salaries and benefits for employees involved in general corporate functions, professional fees for external legal, accounting and other consulting services, travelling expenses and other general office and administrative expenses.

Employee benefit expenses

All eligible employees of the Target Company are entitled to staff welfare benefits including annual leave and sick leave.

Income taxes

The Target Company accounts for income taxes using the liability method, under which deferred income taxes are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred taxes of a change in tax rates is recognized as income or expense in the period that includes the enactment date. Valuation allowance is provided on deferred tax assets to the extent that it is more likely than not that the asset will not be realizable in the foreseeable future.

Deferred taxes are also recognized on the undistributed earnings of subsidiaries, which are presumed to be transferred to the parent company and are subject to withholding taxes, unless there is sufficient evidence to show that the subsidiary has invested or will invest the undistributed earnings indefinitely or that the earnings will be remitted in a tax-free manner.

The Target Company adopts ASC 740 “Income Taxes” which prescribes a more likely than not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures.

The Target Company did not have significant unrecognized uncertain tax positions or any unrecognized liabilities, interest or penalties associated with unrecognized tax benefit as of and for the nine months period ended January 30, 2026.

F-27

Comprehensive income (loss)

Comprehensive income (loss)is defined as the increase in equity of The Target Company during a period from transactions and other events and circumstances excluding transactions resulting from investments by owners and distributions to owners. Amongst other disclosures, ASC 220, Comprehensive Income, requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. For each of the periods presented, The Target Company’s comprehensive income (loss) included net income that are presented in the statements of operations and comprehensive income (loss).

Commitments and contingencies

The Target Company accrues costs associated with legal actions when such costs become probable and the amounts can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. For the nine months ended January 31, 2026, The Target Company did not have any material legal claims or litigation that, individually or in the aggregate, could have a material adverse impact on The Target Company’s financial position, results of operations, or cash flows.

Segment reporting

An operating segment is a component of The Target Company that engages in business activities from which it may earn revenue and incur expenses and is identified on the basis of the internal financial reports that are provided to and regularly reviewed by The Target Company’s chief operating decision maker in order to allocate resources and assess performance of the segment.

In accordance with ASC 280, Segment Reporting, operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (the “CODM”) in deciding how to allocate resources and in assessing performance. The Target Company’s revenue segments have similar economic characteristics, and they are managed as a single business unit. The Target Company uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by The Target Company’s CODM for making operating decisions and assessing performance as the source for determining The Target Company’s reportable segments. The Target Company’s CODM reviews results when making decisions about allocating resources and assessing performance of The Target Company. The Target Company has determined that there is only one reportable operating segment.

Risks and uncertainties

The Target Company does not carry any business interruption insurance, product liability insurance, or any other insurance policy. As a result, the Target Company may incur uninsured losses, increasing the possibility that investors would lose their entire investment in the Target Company.

Concentration of credit risks

Financial instruments that potentially subject the Company to significant concentration of credit risk consist primarily of cash and cash equivalent, and accounts receivable. As of January 31, 2026, the aggregate amounts of cash and cash equivalent of approximately $11.9 million were deposited at major financial institutions located in Malaysia. In the event of bankruptcy of one of these financial institutions, the Company may not be able to recover its cash and demand deposits back in full. Management believes that these financial institutions are of high credit quality and continually monitors the credit worthiness of these financial institutions.

Accounts receivable are typically unsecured and derived from revenue earned from customers in Malaysia, Taiwan, Hong Kong and Singapore, which are exposed to credit risk. The risk is mitigated by credit evaluations. The Target Company conducts credit reviews on both its customers and suppliers as part of its ongoing monitoring process for outstanding balances. It also maintains an allowance for credit losses, and historically, actual losses have typically aligned with management’s expectations.

Recent accounting pronouncements

The Target Company considers the applicability and impact of all ASUs. Management periodically reviews new accounting standards that are issued.

In November 2024, the FASB issued ASU 2024-03, Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses, which requires that public business entities disclose additional information about specific expense categories in the notes to financial statements at interim and annual reporting periods. This ASU is effective for fiscal years beginning after December 15, 2026, and interim periods within fiscal years beginning after December 15, 2027. This ASU may be applied either on a prospective or retrospective basis. We are currently evaluating the impact of this standard on our disclosures.

In January 2025, the FASB issued ASU 2025-01, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40), which clarifies that all public business entities are required to adopt the guidance in annual reporting periods beginning after December 15, 2026, and interim periods within annual reporting periods beginning after December 15, 2027. Early adoption of Update 2024-03 is permitted.

In May 2025, the FASB issued ASU 2025-04, Compensation – Stock Compensation (Topic 718) and Revenue from Contracts with Customers (Topic 606), Clarifications to Share-Based Consideration Payable to a Customer, which revised the Master Glossary definition of the term performance condition for share-based consideration payable to a customer. The revised definition incorporates conditions (such as vesting conditions) that are based on the volume or monetary amount of a customer’s purchases (or potential purchases) of goods or services from the grantor (including over a specified period of time). The revised definition also incorporates performance targets based on purchases made by other parties that purchase the grantor’s goods or services from the grantor’s customers. The revised definition of the term performance condition cannot be applied by analogy to awards granted to employees and nonemployees in exchange for goods or services to be used or consumed in the grantor’s own operations. Although it is expected that entities will conclude that fewer awards contain service conditions, for those that are determined to have service conditions, the amendments in this Update eliminate the policy election permitting a grantor to account for forfeitures as they occur. Therefore, when measuring share-based consideration payable to a customer that has a service condition, the grantor is required to estimate the number of forfeitures expected to occur. Separate policy elections for forfeitures remain available for share-based payment awards with service conditions granted to employees and nonemployees in exchange for goods or services to be used or consumed in the grantor’s own operations. The amendments in this Update clarify that share-based consideration encompasses the same instruments as share-based payment arrangements, but the grantee does not need to be a supplier of goods or services to the grantor. Finally, the amendments in this Update clarify that a grantor should not apply the guidance in Topic 606 on constraining estimates of variable consideration to share-based consideration payable to a customer. Therefore, a grantor is required to assess the probability that an award will vest using only the guidance in Topic 718. Collectively, these changes improve the decision usefulness of a grantor’s financial statements, improve the operability of the guidance, and reduce diversity in practice for accounting for share-based consideration payable to a customer. Under the amendments in this Update, revenue recognition will no longer be delayed when an entity grants awards that are not expected to vest. This is expected to result in estimates of the transaction price that better reflect the amount of consideration to which an entity expects to be entitled in exchange for transferring promised goods or services to a customer and, therefore, more decision-useful financial reporting.

F-28

The amendments in this Update are effective for all entities for annual reporting periods (including interim reporting periods within annual reporting periods) beginning after December 15, 2026. Early adoption is permitted for all entities. The amendments in this Update permit a grantor to apply the new guidance on either a modified retrospective or a retrospective basis. When applying the amendments in this Update on a modified retrospective basis, a grantor should recognize a cumulative-effect adjustment to the opening balance of retained earnings (or other appropriate components of 4 equity or net assets in the statement of financial position) as of the beginning of the period of adoption and should not recast any financial statement information before the period of adoption. A grantor should apply the amendments as of the date of initial application to all share-based consideration payable to a customer. When applying the amendments in this Update on a retrospective basis, a grantor should recast comparative periods and recognize a cumulative-effect adjustment to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) as of the beginning of the earliest period presented. Additionally, an entity that elects to apply the guidance retrospectively should use the actual outcome, if known, of a performance condition or service condition as of the beginning of the annual reporting period of adoption for all prior-period estimates. If actual outcomes are unknown as of the beginning of the annual reporting period of adoption, an entity should use its estimate of the probability of achieving a service condition or performance condition as of the beginning of the annual reporting period of adoption for all prior-period estimates.

In September 2025, the FASB issued ASU 2025-06, “Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40) - Targeted Improvements to the Accounting for Internal-Use Software”, the amendments in this Update remove all references to prescriptive and sequential software development stages (referred to as “project stages”) throughout Subtopic 350-40. Therefore, an entity is required to start capitalizing software costs when both of the following occur: 1. Management has authorized and committed to funding the software project. 2. It is probable that the project will be completed and the software will be used to perform the function intended (referred to as the “probable-to-complete recognition threshold”). In evaluating the probable-to-complete recognition threshold, an entity is required to consider whether there is significant uncertainty associated with the development activities of the software (referred to as “significant development uncertainty”). The two factors to consider in determining whether there is significant development uncertainty are whether: 1. The software being developed has technological innovations or novel, unique, or unproven functions or features, and the uncertainty related to those technological innovations, functions, or features, if identified, have not been resolved through coding and testing. 2. The entity has determined what it needs the software to do (for example, functions or features), including whether the entity has identified or continues to substantially revise the software’s significant performance requirements. The amendments in this Update specify that the disclosures in Subtopic 360- 10, Property, Plant, and Equipment—Overall, are required for all capitalized internal-use software costs, regardless of how those costs are presented in the financial statements. Additionally, the amendments clarify that the intangibles disclosures in paragraphs 350-30-50-1 through 50-3 are not required for capitalized internal-use software costs. Furthermore, the amendments in this Update supersede the website development costs guidance and incorporate the recognition requirements for website-specific development costs from Subtopic 350-50 into Subtopic 350-40. 4 within those annual reporting periods. Early adoption is permitted as of the beginning of an annual reporting period. The amendments in this Update permit an entity to apply the new guidance using any of the following transition approaches: 1. A prospective transition approach 2. A modified transition approach that is based on the status of the project and whether software costs were capitalized before the date of adoption 3. A retrospective transition approach. Under a prospective transition approach, an entity should apply the amendments in this Update to new software costs incurred as of the beginning of the period of adoption for all projects, including in-process projects. Under a modified transition approach, an entity should apply the amendments in this Update on a prospective basis to new software costs incurred (for all projects, including costs incurred for in-process projects), except for in-process projects that, as of the date of adoption, the entity determines do not meet the capitalization requirements under the amendments but meet the capitalization requirements under current guidance. For those in-process projects, an entity should derecognize any capitalized costs through a cumulative-effect adjustment to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) as of the date of adoption. Under a retrospective transition approach, an entity should recast comparative periods and recognize a cumulative-effect adjustment to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) as of the beginning of the first period presented.

In September 2025, the FASB issued ASU 2025-07, “Derivatives and Hedging (Topic 815) and Revenue from Contracts with Customers (Topic 606) - Derivatives Scope Refinements and Scope Clarification for Share-Based Noncash Consideration from a Customer in a Revenue Contract”, the amendments in this Update exclude from derivative accounting nonexchange-traded contracts with underlyings that are based on operations or activities specific to one of the parties to the contract. However, this scope exception does not apply to (1) variables based on a market rate, market price, or market index, (2) variables based on the price or performance of a financial asset or financial liability of one of the parties to the contract, (3) contracts (or features) involving the issuer’s own equity that are evaluated under the guidance in Subtopic 815-40, Derivatives and Hedging—Contracts in Entity’s Own Equity, and (4) call options and put options on debt instruments. The amendments in this Update are effective for all entities for annual reporting periods beginning after December 15, 2026, and interim reporting periods within those annual reporting periods. Early adoption is permitted. An entity is permitted to apply the amendments in this Update either (1) prospectively to new contracts entered into on or after the date of adoption or (2) on a modified retrospective basis through a cumulative-effect adjustment to the opening balance of retained earnings as of the beginning of the annual reporting period of adoption for contracts existing as of the beginning of the annual reporting period of adoption. If an entity applies the modified retrospective transition method described in the preceding paragraph, upon adoption the entity may elect on an instrument-by-instrument basis to (1) measure contracts previously accounted for as derivatives that are no longer accounted for as derivatives in their entirety under the amendments in this Update at fair value with changes in fair value recognized in earnings and (2) stop applying the fair value option for contracts that contained embedded features that otherwise would have been bifurcated but are no longer accounted for as derivatives under the amendments in this Update.

The amendments in this Update clarify that an entity should apply the guidance in Topic 606, including the guidance on noncash consideration in paragraphs 606-10-32-21 through 32-24, to a contract with share-based noncash consideration (for example, shares, share options, or other equity instruments) from a customer for the transfer of goods or services. The guidance in other Topics (including Topic 815 on derivatives and hedging and Topic 321 on equity securities) does not apply to share-based noncash consideration from a customer for the transfer of goods or services unless and until the entity’s right to receive or retain the share-based noncash consideration is unconditional under Topic 606. The amendments in this Update are effective for all entities for annual reporting periods beginning after December 15, 2026, and interim reporting periods within those annual reporting periods. Early adoption is permitted. An entity is permitted to apply the amendments in this Update either (1) prospectively to new contracts entered into on or after the date of adoption, including modified contracts accounted for as separate contracts in accordance with paragraph 606-10-25-12, or (2) on a modified retrospective basis through a cumulative-effect adjustment to the opening balance of retained earnings as of the beginning of the annual reporting period of adoption for contracts existing as of the beginning of the annual reporting period of adoption.

In November 2025, the FASB issued ASU 2025-08, “Financial Instruments—Credit Losses (Topic 326) Purchased Loans”, the amendments in this update expand the population of acquired financial assets subject to the gross-up approach in Topic 326. In accordance with the amendments in this Update, loans (excluding credit cards) acquired without credit deterioration and deemed “seasoned” (defined below) are purchased seasoned loans and accounted for using the gross-up approach at acquisition. Specifically, after an entity determines that a loan is a non-PCD asset based on its assessment of credit deterioration experienced since origination, the entity should apply the guidance described in the amendments to determine whether the loan is seasoned and, therefore, should be accounted for using the gross-up approach. All non-PCD loans (excluding credit cards) that are acquired in a business combination are deemed seasoned. Other non-PCD loans (excluding credit cards) are seasoned if they were purchased at least 90 days after origination and the acquirer was not involved in the origination of the loans. The amendments in this Update are effective for all entities for annual reporting periods beginning after December 15, 2026, and interim reporting periods within those annual reporting periods. The amendments in this Update should be applied prospectively to loans that are acquired on or after the initial application date. Early adoption is permitted in an interim or annual reporting period in which financial statements have not yet been issued or made available for issuance. If an entity adopts the amendments in an interim reporting period, it should apply the amendments as of the beginning of that interim reporting period or the beginning of the annual reporting period that includes that interim reporting period.

F-29

In November 2025, the FASB issued ASU 2025-09, “Derivatives and Hedging (Topic 815) Hedge Accounting Improvements”, Issue 1: Similar Risk Assessment for Cash Flow Hedges - the amendments in this Update expand the hedged risks permitted to be aggregated in a group of individual forecasted transactions in a cash flow hedge by changing the requirement to designate a group of individual forecasted transactions from having a shared risk exposure to having a similar risk exposure. Entities are required to assess risk similarity both at hedge inception and on an ongoing basis. The amendments also clarify that a group of individual forecasted transactions can be considered to have a similar risk exposure if the derivative used as the hedging instrument is highly effective against each hedged risk in the group. In addition, in some cases, entities are permitted to perform an ongoing qualitative assessment of whether a group of individual forecasted transactions has a similar risk exposure. The amendments in this Update improve GAAP by expanding the hedged risks permitted to be aggregated in a group of individual forecasted transactions, thereby enabling entities to apply hedge accounting to potentially broader portfolios of forecasted transactions. Entities that aggregate larger groups of individual forecasted transactions in accordance with the amendments can achieve hedge accounting in a more efficient, cost-effective manner while reducing the risk of missed forecasts for highly effective economic hedges. Furthermore, the amendments improve operability and foster consistent application of the similar risk assessment. Therefore, an entity’s financial statements can provide more relevant information to investors about the entity’s risk management activities related to cash flow hedges of groups of forecasted transactions. 4 The amendments in this Update improve GAAP because the application of hedge accounting will not be limited by whether the execution of the nonfinancial purchase or sale transaction is in the spot or forward market. Relative to current GAAP, which limits designation of nonfinancial components to those that are contractually specified, a model based on the clearly-and-closely-related criteria permits hedge accounting for eligible components of forecasted spot-market transactions, forward-market transactions, and subcomponents of explicitly referenced components in an agreement’s pricing formula. Furthermore, the amendments also may enable entities to reduce missed forecasts for highly effective economic hedges, more closely aligning hedge accounting with the economics of entities’ risk management activities. The amendments in this Update also clarify that entities may designate a variable price component in a contract that is accounted for as a derivative as the hedged risk if all other hedge criteria are satisfied. That clarification improves GAAP because it resolves diversity in practice about whether hedge accounting may be applied in those situations and allows hedge accounting to be applied to highly effective economic hedges. Issue 4: Net Written Options as Hedging Instruments The amendments in this Update on the use of net written options as hedging instruments improve GAAP by updating the hedge accounting guidance to accommodate differences in the loan and swap markets that developed after the cessation of the London Interbank Offered Rate. Specifically, the amendments in this Update eliminate the requirement to apply the net written option test to a compound derivative comprising a swap and a written option designated as the hedging instrument in a cash flow hedge or a fair value hedge of interest rate risk. Issue 5: Foreign-Currency-Denominated Debt Instrument as Hedging Instrument and Hedged Item (Dual Hedge) The amendments in this Update eliminate the recognition and presentation mismatch related to a dual hedge strategy (that is, a hedge for which a foreign currency-denominated debt instrument is both designated as the hedging instrument in a net investment hedge and designated as the hedged item in a fair value hedge of interest rate risk). The amendments require that an entity exclude the debt instrument’s fair value hedge basis adjustment from the net 5 investment hedge effectiveness assessment. As a result, an entity immediately recognizes in earnings the gains and losses from the remeasurement of the debt instrument’s fair value hedge basis adjustment at the spot exchange rate. Entities are prohibited from applying this guidance by analogy to other circumstances. The amendments in this Update improve GAAP by enabling entities that utilize dual hedging strategies to reflect the economic offset of changes attributable to both interest rate risk and foreign exchange risk. For public business entities, the amendments in this Update are effective for annual reporting periods beginning after December 15, 2026, and interim periods within those annual reporting periods. For entities other than public business entities, the amendments are effective for annual reporting periods beginning after December 15, 2027, and interim periods within those annual reporting periods. Early adoption is permitted on any date on or after the issuance of this Update. Entities should apply the amendments in this Update on a prospective basis for all hedging relationships. An entity may elect to adopt the amendments in this Update for hedging relationships that exist as of the date of adoption. Upon adoption of the amendments in this Update, entities are permitted to modify certain critical terms of certain existing hedging relationships without dedesignating the hedge.

In December 2025, the FASB issued ASU 2025-10, “Government Grants (Topic 832) Accounting for Government Grants Received by Business Entities”, The amendments in this Update establish the accounting for a government grant received by a business entity, including guidance for (1) a grant related to an asset and (2) a grant related to income. A grant related to an asset is a government grant, or part of a government grant, that is conditioned on the purchase, construction, or acquisition of an asset (for example, a long-lived asset or inventory). A grant related to income is a government grant, or part of a government grant, other than a grant related to an asset (for example, a grant that reimburses a business entity for operating expenses). The amendments in this Update require that a government grant received by a business entity should not be recognized until: 1. It is probable that (a) a business entity will comply with the conditions attached to the grant and (b) the grant will be received. 2. A business entity meets the recognition guidance for a grant related to an asset or a grant related to income. 3 The amendments in this Update require that a grant related to an asset be recognized on the balance sheet as a business entity incurs the related costs for which the grant is intended to compensate, either as: 1. Deferred income (the deferred income approach) 2. An adjustment to the cost basis in determining the carrying amount of the asset (the cost accumulation approach). A grant related to income and a grant related to an asset for which the deferred income approach is elected should be recognized in earnings on a systematic and rational basis over the periods in which a business entity recognizes as expenses the costs for which the grant is intended to compensate. When a business entity elects the cost accumulation approach for a grant related to an asset, there is no separate subsequent recognition of the government grant proceeds in earnings. The carrying amount of the asset that reflects the government grant proceeds would be used to determine depreciation or other subsequent accounting for that asset. The amendments in this Update require that a business entity present a grant related to income and a grant related to an asset for which the deferred income approach is elected as part of earnings either (1) separately under a general heading such as other income or (2) deducted from the related expense. In addition, the amendments in this Update require, consistent with current disclosure requirements, that a business entity provide disclosures, including the nature of the government grant received, the accounting policies used to account for the grant, and significant terms and conditions of the grant. 5 Under a modified prospective approach, prior-period results should not be restated and there is no cumulative-effect adjustment. 2. A modified retrospective approach to both: a. Government grants that are entered into on or after the beginning of the earliest period presented b. Government grants that are not complete as of the beginning of the earliest period presented. A government grant is complete when substantially all of the government grant proceeds have been recognized before the beginning of the earliest period presented. Under a modified retrospective approach, all prior period results should be restated for government grants that are not complete as of the beginning of the earliest period presented through a cumulative-effect adjustment to the opening balance of retained earnings as of the beginning of the earliest period presented. 3. A retrospective approach to all government grants through a cumulative effect adjustment to the opening balance of retained earnings as of the beginning of the earliest period presented.

In December 2025, the FASB issued ASU 2025-11, “Interim Reporting (Topic 270) Narrow-Scope Improvements”, the amendments in this Update clarify interim disclosure requirements and the applicability of Topic 270. The amendments in this Update result in a comprehensive list of interim disclosures that are required by GAAP. In developing the list of disclosures required by other Topics, the Board focused on identifying the interim disclosures that are currently required under GAAP. The objective of the amendments is to provide clarity about the current requirements, rather than evaluate whether to expand or reduce interim disclosure requirements. The amendments in this Update also include a disclosure principle that requires entities to disclose events since the end of the last annual reporting period that have a material impact on the entity. The intent of the disclosure principle, which is modeled after a previous SEC disclosure requirement, is to help entities determine whether disclosures not specified in Topic 270 should be provided in interim reporting periods. The amendments in this Update also clarify the applicability of Topic 270, the types of interim reporting, and the form and content of interim financial statements in accordance with GAAP. The Board expects that these clarifications will enhance consistency in interim reporting for all entities. The Board considers the amendments in this Update to be necessary to reflect the development of interim reporting over time. The amendments in this Update are effective for interim reporting periods within annual reporting periods beginning after December 15, 2027, for public business entities and for interim reporting periods within annual reporting 3 periods beginning after December 15, 2028, for entities other than public business entities. Early adoption is permitted for all entities. The amendments in this Update can be applied either (1) prospectively or (2) retrospectively to any or all prior periods presented in the financial statements.

F-30

In December 2025, the FASB issued ASU 2025-12, “Codification Improvements”, thirty-three issues are addressed in this Update. Generally, the amendments in this Update are not intended to result in significant changes for most entities. However, the Board recognizes that changes to guidance may result in accounting changes for some entities. Therefore, the Board is providing transition guidance for the amendments. The amendments in this Update are effective for all entities for annual reporting periods beginning after December 15, 2026, and interim reporting periods within those annual reporting periods. 12 Early adoption is permitted in both interim and annual reporting periods in which financial statements have not yet been issued or made available for issuance. If an entity adopts the amendments in this Update in an interim period, it must adopt them as of the beginning of the annual reporting period that includes that interim reporting period. An entity may elect to early adopt the amendments on an issue-by-issue basis. For example, an entity may decide to early adopt certain amendments and adopt the remaining amendments at the effective date. An entity should apply the amendments in this Update (except for the amendments to Topic 260, Earnings Per Share, related to Issue 4) using one of the following transition methods: 1. Prospectively to all transactions recognized on or after the date that the entity first applies the amendments 2. Retrospectively to the beginning of the earliest comparative period presented. An entity should adjust the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) as of the beginning of the earliest comparative period presented. An entity may elect the transition method on an issue-by-issue basis. For example, it may apply certain amendments prospectively while applying others retrospectively. For the amendments in this Update to Topic 260 (that is, Issue 4), an entity should apply the amendments retrospectively to each prior reporting period presented in the period of adoption.

The Target Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on The Target Company’s financial position, statements of operations, cash flows, and disclosures.

Note 3 – Accounts receivable

Accounts receivable consisted of the following:

As of
January 31, 2026
(Unaudited) US$
Accounts receivable	$1,007,800

As of January 31, 2026, allowance for credit loss was nil.

Note 4 – Intangible assets, net

Intangible assets, net, consisted of the following:

As of
January 31, 2026
(Unaudited) US$
Intangible assets	$20,046,290
Accumulated amortization	(13,364,193)
Intangible assets, net	$6,682,097

Amortization expense was $1,002,314 and $3,006,943 for the three months and nine months periods ended January 31, 2026.

Estimated future amortization expense is as follows:

Amortization
For the year ending April 30,	expense
For the remaining fiscal year of 2026	$1,002,315
2027	4,009,258
2028	1,670,524
Total	$6,682,097

Note 5 – Property and equipment, net

Property and equipment, net, consisted of the following:

As of
January 31, 2026
(Unaudited) US$
Computer hardware	$2,710,295
Furniture and fixtures	8,439
Sub-total	2,718,734
Accumulated depreciation	(1,115,428)
Property and equipment, net	$1,603,306

Depreciation expense for the three months and nine months period ended January 31, 2026 amounted to $61,676 and $177,818, respectively.

F-31

Note 6 – Operating lease as lessee

Effective on October 1, 2022, The Target Company adopted ASU No. 2016-02, Leases (Topic 842) using the alternative transition approach which allowed The Target Company to continue to apply the guidance under the lease standard in effect at the time in the comparative periods presented. Upon adoption, The Target Company recorded operating lease right-of-use asset and corresponding operating lease liabilities of nil and nil, respectively with no impact on retained earnings. Financial position for reporting periods beginning on or after October 1, 2022, are presented under the new guidance, while prior period amounts are not adjusted and continue to be reported in accordance with previous guidance.

As of January 31, 2026, and April 30, 2025, the remaining lease term was 0.3 year and 1.1 years, respectively. The Target Company’s lease agreements do not provide a readily determinable implicit rate nor is it available to The Target Company from its lessors. Instead, The Target Company estimates its incremental borrowing rate based on long-term interest rates published by Bank Negara in order to discount lease payments to present value. The discount rate of The Target Company’s operating leases was 3.1% per annum and 3.1% per annum as of January 31, 2026, and April 30, 2025, respectively.

Supplemental information related to operating leases from The Target Company’s operations was as follows:

A summary of lease cost is as follows:

For the
Nine Months Period Ended
January 31, 2026
(Unaudited) US$
Amortization of right-of-use asset	$32,472
Interest on lease liabilities	$530

As of
January 31, 2026
(Unaudited) US$
Right-of-use asset	$15,353

Lease liability, current	11,515
Total lease liability	$11,515

The following table presents maturity of lease liability as of January 31, 2026:

As of
Twelve months ending April 30,	January 31, 2026
(Unaudited) US$
For the remaining fiscal year of 2026	$11,515
Total future minimum lease payments	11,515
Less: imputed interest	-
Total	$11,515

F-32

Note 7 — Contract costs and liabilities

Contract costs

Contract costs consist of costs to obtain and fulfill a contract. Costs to fulfill a contract primarily consist of salaries and related costs, amortization of intangible assets, and depreciation of property and equipment in developing customized “data-to-AI” end-to-end solutions to customers for which such costs are expected to be recovered under existing contracts. Contract costs are recognized as cost of revenue upon transfer of the customized “data-to-AI” end-to-end solutions to customers.

Movement of contract costs were as follows:

For the
Nine Months Period Ended
January 31, 2026
(Unaudited) US$
Beginning	$5,227,325
Cost of revenues	(14,352,837)
Costs accumulation	11,847,389
Ending	$2,721,877

Contract liabilities

The following table provides information about the Target Company’s contract liabilities arising from contracts with customers.

For the
Nine Months Period Ended
January 31, 2026
(Unaudited) US$
Beginning	$7,846,200
Revenues	(27,448,400)
Collections from customers	26,003,200
Ending	$6,401,000

The Target Company’s remaining performance obligations represents the amount of the transaction price for which service has not been performed. As of January 31, 2026, the aggregate amount of the transaction price allocated for the remaining performance obligations amounted to $6,401,000. The Target Company expects to recognize revenue of $6,401,000 arising from contract liabilities as of January 31, 2026, for the financial year ending April 30, 2026.

Note 8 – Advance from third parties

Advance from third parties represent non-interest bearing working capital provided by third parties with no security provided, with no fixed term of repayment, and non-trade in nature. As of January 31, 2026, the Target Company fully repaid advance from third parties.

Note 9 – Income taxes

Malaysia

26 Rafael Sdn. Bhd, the Target Company is subject to Malaysia Corporate tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Malaysia tax laws. The standard corporate income tax rate in Malaysia is 24%. However, as the fulfilled conditions where it has paid-up capital of MYR 2.5 million or less, and gross income from business operations is not more than MYR 50 million, the tax rate is 17% on the first MYR 600,000 and 24% on amount exceeding MYR600,000. For the nine months period ended January 31, 2026, the domestic tax rate applicable for the Target Company in Malaysia is 24%.

The income tax expenses consisted of the following components:

	For the Three	For the Nine
	Months Period Ended	Months Period Ended
	January 31, 2026	January 31, 2026
	(Unaudited) US$	(Unaudited) US$
Current income tax expenses	$1,676,633	$2,730,908
Total income tax expenses	$1,676,633	$2,730,908

F-33

A reconciliation of The Target Company’s Malaysia statutory tax rate to the effective income tax rate during the periods is as follows:

	For the Three	For the Nine
	Months Period Ended	Months Period Ended
	January 31, 2026	January 31, 2026
	(Unaudited) %	(Unaudited) %
Income tax expense with Malaysia statutory tax rate	24.0%	24.0%
Effective income tax rate	24.0%	24.0%

Uncertain tax positions

The Malaysia tax authorities conduct periodic and ad hoc tax filing reviews on business enterprises operating in Malaysia after those enterprises complete their relevant tax filings. In general, the Malaysia tax authorities have up to five years to conduct examinations of the tax filings of The Target Company’s Malaysia entity. It is therefore uncertain as to whether the Malaysia tax authorities may take different views about The Target Company’s tax filings, which may lead to additional tax liabilities.

The Target Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of January 31, 2026, The Target Company did not have any significant unrecognized uncertain tax positions.

Note 10 – Shareholders’ equity

The Target Company was incorporated under the laws of Malaysia on April 22, 2022 with registered capital of 1,000 ordinary shares with a par value of RM1 Malaysia Ringgit each.

Note 11 – Segment reporting

An operating segment is a component of The Target Company that engages in business activities from which it may earn revenues and incur expenses, and is identified on the basis of the internal financial reports that are provided to and regularly reviewed by The Target Company’s chief operating decision maker in order to allocate resources and assess performance of the segment.

In accordance with ASC 280, Segment Reporting, operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (“CODM”), or decision making group, in deciding how to allocate resources and in assessing performance. The Target Company uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by The Target Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining The Target Company’s reportable segments. Management, including the chief operating decision maker, reviews operation results by the revenue of different services. The Target Company is an AI-specialist company providing end-to-end full-cycle services designed to empower enterprises to transition seamlessly from raw data to intelligent applications. Its business is structured around five interconnected AI-related modules, together forming a closed-loop system in which data generation, model refinement, and operational feedback continuously reinforce one another. Based on management’s assessment, The Target Company has determined that it has a single reportable segment as defined by ASC 280.

Revenue by geographical segment for the three months and nine months ended January 31, 2026:

	For the Three	For the Nine
	Months Period Ended	Months Period Ended
	January 31, 2026	January 31, 2026
	(Unaudited) US$	(Unaudited) US$
Malaysia	$1,999,000	$7,860,400
Taiwan	1,263,000	5,875,500
Hong Kong	947,600	3,126,000
Vietnam	1,041,200	2,942,500
Thailand	1,020,250	2,254,500
Singapore	724,450	2,079,500
Philippines	90,000	1,529,000
Indonesia	441,200	1,028,500
Brazil	1,095,400	752,500
Total	8,622,100	27,448,400

As of January 31, 2026, the Target Company’s long-lived assets are located in Malaysia.

F-34

Note 12 – Concentrations of risk

For the three months ended January 31, 2026, four major customers accounted for approximately 12.7%, 12.1%, 11.8%, and 11.0% of the Target Company’s total revenue. For the nine months ended January 31, 2026, four major customers accounted for approximately 12.2%, 12.0%, 11.4%, and 10.7% of the Target Company’s total revenue.

As of January 31, 2026, six customers accounted for approximately 18.7%, 15.7%, 12.9%, 12.2%, 11.4% and 10.5% of the Target Company’s accounts receivable balance.

No single supplier accounted for 10% or more of the total purchases for the three months and nine months periods January 31, 2026.

Note 13 – Related party transactions

As of and for the nine months periods ended January 31, 2026, the Target Company does not have any related party transaction and balance.

Note 14 – Commitment and contingencies

Operating lease commitment

As of January 31, 2026, the Target Company did not have any other operating lease commitment.

Capital commitment

As of January 31, 2026, the Target Company did not have any capital commitment.

Contingencies

From time to time, the Target Company may be involved in various legal proceedings and claims in the ordinary course of business. The Target Company currently is not aware of any legal proceedings or claims that it believes will have, individually or in the aggregate, a material adverse effect on its business, financial condition, operating results, or cash flows.

Note 15 – Subsequent events

On January 30, 2026, AiRWA Inc. (the “Company” or “AiRWA”) entered into a share purchase agreement (the “Share Purchase Agreement”) with various sellers (the “Sellers”) to acquire all the share capital of Aberfeldy Holdings Limited (the “Target” or “Aberfeldy”), a Seychelles holding company owning 100% of 26 Rafael Sdn. Bhd., a Malaysian operating company (the “Target Subsidiary”), for $140,000,000 (the “Consideration”), payable in cash (the “Transaction”).

The Target Subsidiary is an AI-specialist company providing end-to-end full-cycle services designed to empower enterprises to transition seamlessly from raw data to intelligent applications. Its business is structured around five interconnected AI-related modules, together forming a closed-loop system in which data generation, model refinement, and operational feedback continuously reinforce one another. Its services are tailored to specialist industries such as healthcare, industrial manufacturing and autonomous driving. The Target Subsidiary recorded approximately $27 million of revenue over its most recent financial year.

Pursuant to the Share Purchase Agreement, The Target Company agreed to purchase, and the Sellers agreed to sell, 10,000 ordinary shares of the Target, representing all of the issued and outstanding ordinary shares of the Target, for the Consideration. The Transaction closed on January 30, 2026.

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